Filed electronically with the Securities and Exchange Commission on February 7, 2003

                                                                File No. 2-14400
                                                                File No. 811-642

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 93
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 73
                                              --


                        Scudder International Fund, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------

                                  John Millette
                          Vice President and Secretary
                        Scudder International Fund, Inc.
                    Two International Place, Boston, MA 02110
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a) (1)
/_/   75 days after filing pursuant to paragraph (a) (2)
/X/   On February 7, 2003 pursuant to paragraph (b)
/_/   On ______________ pursuant to paragraph (a) (1)
/_/   On ______________ pursuant to paragraph (a) (2)

      If Appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                         SCUDDER
                                                                     INVESTMENTS


                              Regional/International Funds
                              Class AARP and Class S Shares


                              Prospectus

--------------------------------------------------------------------------------
                          |   February 7, 2003
                          |
                          |
                          |   Scudder Greater Europe Growth Fund
                          |
                          |   Scudder Latin America Fund
                          |
                          |   Scudder Pacific Opportunities Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------


Contents

 How the Funds Work                           How to Invest in the Funds

   4  Scudder Greater Europe                   34  How to Buy, Sell and
      Growth Fund                                  Exchange Class AARP Shares

  10  Scudder Latin America Fund               36  How to Buy, Sell and
                                                   Exchange Class S Shares
  16  Scudder Pacific Opportunities
      Fund                                     38  Policies You Should Know
                                                   About
  22  Other Policies and Risks
                                               43  Understanding Distributions
  23  Who Manages and Oversees                     and Taxes
      the Funds

  27  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                     |   Class AARP     Class S
                                                     |
                                      ticker symbol  |   SGEGX          SCGEX
                                        fund number  |   177            077

Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, European markets. When European stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union
(EMU). Eastern European companies can be very sensitive to political and economic developments.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe's established markets.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class S
--------------------------------------------------------------------------------

         1995       23.61
         1996       30.88
         1997       23.99
         1998       29.20
         1999       34.58
         2000       -9.11
         2001      -25.69
         2002      -21.15


For the periods included in the bar chart:
Best Quarter: 30.92%, Q4 1999             Worst Quarter: -25.02%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                 -21.15         -1.53            7.29
--------------------------------------------------------------------------------
  Return after Taxes on               -21.15         -1.66            6.71
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               -12.79         -1.02            6.03
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for     -18.38         -2.26            5.70
fees, expenses or taxes)
--------------------------------------------------------------------------------
Class AARP (Return before taxes)      -21.16            --          -20.93
--------------------------------------------------------------------------------
Index (reflects no deductions for     -18.38            --          -16.49
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged capitalization weighted measure of 15 stock markets in Europe.

* Class S shares and Class AARP shares commenced operations on 10/10/1994 and 10/2/2000, respectively. Index comparisons for Class S and Class AARP shares begin 10/31/1994 and 9/30/2000, respectively.

Total returns for 1995 through1997 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charge or other shareholder fees, other than a redemption/exchange fee on Class S shares. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment     None           None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than       None          2.00%
six months (as a % of amount redeemed, if
applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                           1.00%         1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                        None           None
--------------------------------------------------------------------------------
Other Expenses*                                           1.61          0.73
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                          2.61          1.73
--------------------------------------------------------------------------------
Less Expense Waiver*                                      1.15          0.27
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)         1.46          1.46
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.455% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.455% for Class AARP and Class S shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. Due to this waiver, Total Annual Operating Expenses are not expected to increase as a result of the termination of the Agreement.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP                  $149           $586        $1,172         $2,766
--------------------------------------------------------------------------------
Class S                      149            491           887          1,995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    |   Class AARP     Class S
                                                    |
                                     ticker symbol  |   SLAMX          SLAFX
                                       fund number  |   174            074

Scudder Latin America Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in debt securities including junk bonds (i.e., grade BB and below), 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the companies and industries represented. The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its emphasis on a given country.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund focuses on a single geographical region could affect fund performance.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect fund performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Latin America Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class S
--------------------------------------------------------------------------------

           1993       74.32
           1994       -9.41
           1995       -9.80
           1996       28.32
           1997       31.30
           1998      -29.70
           1999       47.16
           2000      -15.64
           2001       -0.82
           2002      -18.28


For the periods included in the bar chart:
Best Quarter: 34.08%, Q4 1999             Worst Quarter: -23.20%, Q1 1995

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                            1 Year      5 Years      10 Years   Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes       -18.28        -6.69         5.43            --
--------------------------------------------------------------------------------
  Return after Taxes on     -18.42        -7.34         4.69            --
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on     -11.09        -5.17         4.43            --
  Distributions
  and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no          -20.81        -7.14         2.40            --
deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
Class AARP (Return          -18.27           --           --        -11.60
before taxes)
--------------------------------------------------------------------------------
Index (reflects no          -20.81           --           --        -12.78
deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------

Index: The IFC Latin America Investable Total Return Index, an unmanaged, capitalization-weighted measure of stock performance in seven Latin American markets.

* Class AARP shares commenced operations on 10/2/2000. Index comparisons for Class AARP shares begin on 10/31/2000.

Total returns for 1993 through 1995 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         1.25%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                       None
--------------------------------------------------------------------------------
Other Expenses*                                                         0.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.91
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class AARP and Class S shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   As a result, through September 30, 2003, Other Expenses and Total Annual Operating Expenses are estimated to be as shown in the table for Class AARP and Class S shares. After September 30, 2003, Other Expenses are estimated to be 2.82% and 0.87% (annualized) for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 1.75% (annualized) for Class AARP and Class S shares.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $194           $600        $1,032         $2,233
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Class AARP     Class S

                                        ticker symbol     SPOPX          SCOPX
                                          fund number     173            073

Scudder Pacific Opportunities Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include: The People's Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Japan.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign or domestic debt securities in the top three credit grades. The fund may invest up to 20% of total assets in non-Pacific Basin equities, excluding Japan.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the companies and industries represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its emphasis on a given country.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case Pacific Basin markets. When Pacific Basin stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, Pacific Basin companies could be hurt by such factors as regional economic downturns (most Pacific Basin economies are currently in recessions), currency devaluations or difficulties in achieving economic reforms or trade barriers on exports.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in investing for long-term growth who can accept above-average risks to their investments and who seek exposure to higher risk markets in the Pacific region.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Pacific Opportunities Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class S
--------------------------------------------------------------------------------

           1993       60.08
           1994      -17.12
           1995        1.28
           1996        6.45
           1997      -37.72
           1998      -12.63
           1999       75.62
           2000      -39.14
           2001       -6.97
           2002       -8.63


For the periods included in the bar chart:
Best Quarter: 39.72%, Q2 1999             Worst Quarter: -27.16%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                            1 Year      5 Years      10 Years   Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes       -10.45        -4.90        -3.59            --
--------------------------------------------------------------------------------
  Return after Taxes on      -8.63        -4.44        -3.53            --
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on      -5.30        -3.46        -2.63            --
  Distributions
  and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no           -8.33        -2.81         0.01                  __
deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
Class AARP (Return           -8.73           --           --        -12.74
before taxes)
--------------------------------------------------------------------------------
Index (reflects no           -8.33           --           --        -10.48
deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) All Country Asia Free Index, an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan.

* Class AARP shares commenced operations on 10/2/2000. Index comparisons for Class AARP shares begin on 9/30/2000.

Total returns for 1993 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charge or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment     None           None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than       2.00%         2.00%
a year (as a % of amount redeemed, if applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                            0.85          0.85
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                        None           None
--------------------------------------------------------------------------------
Other Expenses*                                           2.40          1.34
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                          3.25          2.19
--------------------------------------------------------------------------------
Less Expense Waiver*                                      1.49          0.43
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)         1.76          1.76
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   As a result, through September 30, 2003, Other Expenses are estimated to be 0.65% (annualized) and Total Annual Operating Expenses are estimated to be 1.50% (annualized) for Class AARP and Class S shares. The table shows estimated expenses for each class after September 30, 2003.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP                  $179           $713        $1,430         $3,336
--------------------------------------------------------------------------------
Class S                     $179           $600        $1,094         $2,454
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o Each fund will provide shareholders with at least 60 days' notice prior to making any changes to its 80% investment policy.

o Certain funds may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Greater Europe Growth Fund                       1.00%
---------------------------------------------------------------------
Scudder Latin America Fund                               1.25%
---------------------------------------------------------------------
Scudder Pacific Opportunities Fund                       0.85%
---------------------------------------------------------------------

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.


The subadvisors

Scudder Pacific Opportunities Fund

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of Deutsche Investment Management Americas Inc., is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management. The advisor compensates DeAM Asia out of the management fee it receives from the fund.

Scudder Greater Europe Growth Fund

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Greater Europe Growth Fund and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The Advisor compensates DeAMIS out of the management fee it receives from the fund.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder Greater Europe Growth Fund          Katrina Mitchell
                                            Director of Deutsche Asset
  Alexander (Sandy) Black                   Management and Co-manager of the
  Managing Director of Deutsche Asset       fund.
  Management and Co-manager of the fund.     o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management          in 1993 as a Graduate Trainee.
     in 1994.                                o Portfolio manager for European
   o Head of European Equity portfolio         Equity and European ex UK &
     selection team, portfolio manager         Euroland Equity and member of
     Europe ex-UK & Euroland Equity,           the European Equity local
     and head of European Equity local         research team: London.
     research team: London.                  o Joined the fund in 2002.
   o MA, Cambridge University.
   o Joined the fund in 2002.               Michael Schmidt
                                            CFA, Director of Deutsche Asset
  Julian Barrell                            Management and Co-manager of the
  Director of Deutsche Asset Management     fund.
  and Co-manager of the fund.                o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management          in 1994.
     in 1997 after five years of             o Head of global equity research
     experience as fund manager for            team for Telecom Services sector
     Foreign & Colonial Management Ltd.        and portfolio manager for
   o Joined the fund in 2002.                  European Equity and European
                                               ex-UK & Euroland
  Joerg Breedveld                              Equity: Frankfurt.
  Managing Director of Deutsche Asset        o Joined the fund in 2002.
  Management and Co-manager of the fund.
   o Joined Deutsche Asset Management       John Wood
     in 1991 as a portfolio manager,        Managing Director of Deutsche Asset
     previously serving as investment       Management and Co-manager of the
     advisor and financial analyst for      fund.
     German equities within Deutsche         o Joined Deutsche Asset Management
     Bank Research.                            in 1998 after 14 years of
   o Head of global portfolio selection        experience as head of UK
     team for Europe ex-UK and Euroland        equities for Foreign & Colonial
     Equities, member of European              Management, UK Equity fund
     portfolio selection team, European        manager for Mercury Asset
     Mid-Cap Equity analyst and                Management, management
     portfolio manger for German and           consultant for McKinsey and fund
     Europe Equities: Frankfurt.               manager, corporate finance
   o Joined the fund in 2002.                  executive and personal assistant
                                               to the chairman at SG Warburg
                                               Group.
                                             o MA, Oxford.
                                             o MBA, Harvard Business School.
                                             o Joined the fund in 2002.

Scudder Latin America Fund                Scudder Pacific Opportunities Fund

  Tara C. Kenney                            Terrence Gray
  Managing Director of Deutsche Asset       Vice President of Deutsche Asset
  Management and Co-Manager of the fund.    Management and Lead Manager of the
  o   Joined Deutsche Asset Management      fund.
      in 1995 and the fund in 1996.          o Joined Deutsche Asset Management
  o   Over 16 years of investment              in 1993 and the fund in 2001.
      industry experience.                   o Over 9 years of investment
  o   MBA, Stern School of Business, New       industry experience.
      York University.
                                            Pauline Tan
  Paul H. Rogers                            CFA, Assistant Vice President of
  CFA, Managing Director of Deutsche        Deutsche Asset Management and
  Asset Management and Co-Manager of the    Manager of the fund.
  fund.                                      o Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management         in 2000, having since served as
      in 1994 and the fund in 1995.            portfolio manager for emerging
  o   Over 17 years of investment              markets equity and analyst for
      industry experience.                     Asian Technology sector in
  o   MBA, Stern School of Business, New       Singapore.
      York University.                       o Previously served as research
                                               analyst for 4 years for AIG
                                               Investment Corp. and Commerzbank
                                               Asset Management Asia Ltd.
                                             o Over 7 years of investment
                                               industry experience.
                                             o Joined the fund in 2002.

Financial Highlights

These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the funds has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder Greater Europe Growth Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                              2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $22.17    $31.14   $32.02
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                       .11       .06     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (4.11)    (7.82)    (.85)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (4.00)    (7.76)    (.88)
--------------------------------------------------------------------------------
Less distributions from:                              (.07)     (.01)      --
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions         --     (1.20)      --
--------------------------------------------------------------------------------
  Total distributions                                 (.07)    (1.21)      --
--------------------------------------------------------------------------------
Redemption fees                                         --***     --       --
--------------------------------------------------------------------------------
Net asset value, end of period                      $18.10    $22.17   $31.14
--------------------------------------------------------------------------------
Total Return (%)                                    (18.10)   (26.01)   (2.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2         3        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                 1.38      1.37     1.35*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              .53       .24     (.09)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             89       104       72
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

Scudder Greater Europe Growth Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,               2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $22.17    $31.14   $28.13  $24.23   $21.17
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a        .11       .06      .07     .10^b    .16
--------------------------------------------------------------------------------
  Net realized and unrealized gain    (4.10)    (7.82)    3.12    3.86     4.74
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations    (3.99)    (7.76)    3.19    3.96     4.90
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.07)     (.01)    (.08)   (.06)    (.54)
--------------------------------------------------------------------------------
  Net realized gains on investment       --     (1.20)    (.10)      --   (1.30)
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.07)    (1.21)    (.18)   (.06)   (1.84)
--------------------------------------------------------------------------------
Redemption fees                         --*        --       --      --       --
--------------------------------------------------------------------------------
Net asset value, end of period       $18.11    $22.17   $31.14  $28.13   $24.23
--------------------------------------------------------------------------------
Total Return (%)                     (18.09)   (25.97)   11.31   16.36    24.68
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               421       721    1,410   1,035    1,132
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                  1.38      1.37     1.42^c  1.46     1.48
--------------------------------------------------------------------------------
Ratio of net investment income          .53       .24      .22     .37      .63
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       104       72      83       93
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

^c The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

*     Amount is less than $.005.

Scudder Latin America Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                               2002     2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $17.40    $22.75   $23.51
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                       .21       .27     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (2.11)    (3.95)    (.73)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (1.90)    (3.68)    (.76)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.33)     (.18)      --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions         --     (1.49)      --
--------------------------------------------------------------------------------
  Total distributions                                 (.33)    (1.67)      --
--------------------------------------------------------------------------------
Redemption fees                                        .08        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                      $15.25    $17.40   $22.75
--------------------------------------------------------------------------------
Total Return (%)                                    (10.83)   (17.08)   (3.23)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 .17       .18      .02
--------------------------------------------------------------------------------
Ratio of expenses (%)                                 1.91      1.90     1.91*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.10      1.33     (.15)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             22        20       42
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Scudder Latin America Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,               2002      2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $17.39    $22.74   $19.95  $19.02   $25.12
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^a        .21       .27      .20^b   .31      .34
--------------------------------------------------------------------------------
  Net realized and unrealized gain    (2.12)    (3.95)    2.64    1.63    (5.05)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations    (1.91)    (3.68)    2.84    1.94    (4.71)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.33)     (.18)    (.05)   (.37)    (.25)
--------------------------------------------------------------------------------
  Net realized gains on investment        --    (1.49)      --    (.64)   (1.14)
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.33)    (1.67)    (.05)  (1.01)   (1.39)
--------------------------------------------------------------------------------
Redemption fees                         .08        --       --      --       --
--------------------------------------------------------------------------------
Net asset value, end of period       $15.23    $17.39   $22.74  $19.95   $19.02
--------------------------------------------------------------------------------
Total Return (%)                     (10.89)   (17.08)   14.15   10.97   (20.23)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               228       294      422     449      504
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       1.91      1.90     1.80^c  1.96     1.87
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        1.91      1.90     1.79^c  1.96     1.87
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         1.10      1.33      .80    1.61     1.45
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              22        20       42      48       44
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b Net investment income per share includes non-recurring dividend income of $.05 per share.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.

Scudder Pacific Opportunities Fund-- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                             2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $ 7.38   $10.08    $10.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.01)     .01      (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         .63    (2.73)     (.84)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   .62    (2.72)     (.85)
--------------------------------------------------------------------------------
Redemption fees                                      .01      .02        --
--------------------------------------------------------------------------------
Net asset value, end of period                    $ 8.01   $ 7.38    $10.08
--------------------------------------------------------------------------------
Total Return (%)                                    8.54   (26.79)    (7.78)^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)              .167     .064      .002
--------------------------------------------------------------------------------
Ratio of expenses (%)                               1.51     1.67      1.75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.05)     .19      (.11)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           77      212       134
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b    Based on average shares outstanding during the period.

^c Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*     Annualized

**    Not annualized

Scudder Pacific Opportunities Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 7.38    $10.09   $11.76  $ 8.38   $11.38
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a       (.01)      .01     (.18)   (.06)     .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain      .63     (2.74)   (1.55)   3.41    (2.75)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      .62     (2.73)   (1.73)   3.35    (2.70)
--------------------------------------------------------------------------------
Less distributions from:                 --        --       --    (.02)    (.30)
  Net investment income
--------------------------------------------------------------------------------
  Total distributions                    --        --       --    (.02)    (.30)
--------------------------------------------------------------------------------
Redemption fees                         .01       .02      .06     .05       --
--------------------------------------------------------------------------------
Net asset value, end of period       $ 8.01    $ 7.38   $10.09  $11.76   $ 8.38
--------------------------------------------------------------------------------
Total Return (%)                       8.54    (26.86)  (14.20)  40.49   (24.16)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                66        65      105     143      113
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       1.51      1.67     2.05^b  2.35     2.46
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        1.51      1.67     2.03^b  2.35     2.46
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         (.05)      .19    (1.29)   (.56)     .50
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              77       212      134     122      141
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
--------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment
  check                                   o check payable to "The AARP
                                            Investment Program"
--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your   o Once you specify a dollar amount,
  enrollment form and submit it. You         investments are automatic.
  will receive further instructions by
  mail.
--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         40
existing accounts
--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800- 631-4636 and follow the     o Call 1-800-631-4636 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o name of the fund, class and number
  of shares or dollar amount you want to    of shares or dollar amount you want
  exchange                                  to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

 To reach us:   o  Web site aarp.scudder.com

                o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                o  Confidential fax line 1-800-821-6234, always open

                o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST


 Class AARP     o  AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express mail (see below)

o                                         Fill out and sign an application Send
                                          a Scudder investment slip or short
                                          note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided          check bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         55
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class AARP and Class S shares. The funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------
For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, NAV. To calculate NAV, each share class of each fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares of Scudder Greater Europe Growth Fund or Scudder Pacific Opportunities Fund is also that fund's NAV, minus a 2.00% redemption/exchange fee on Class S shares owned less than six months for Scudder Greater Europe Growth Fund and on Class AARP and Class S shares owned less than one year for Scudder Pacific Opportunities Fund. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders in November or December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own portfolio transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a portfolio
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a
  portfolio
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

--------------------------------------------------------------------------------

AARP Investment Program from   Scudder Investments   SEC
Scudder Investments (Class     (Class S)
AARP)
--------------------------------------------------------------------------------
PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C. 20549-0102
64121-9735                     64121-9669            www.sec.gov
aarp.scudder.com               myScudder.com         1-202-942-8090
1-800-253-2277                 1-800-SCUDDER


Distributor
Scudder Distributors, Inc.
Two International Place
Boston, MA
02110-4103
www.scudder.com
e-mail info@scudder.com
Tel 1-800-621-1048



SCUDDER                             SEC File Numbers:
INVESTMENTS
                                    Scudder Greater Europe Growth Fund   811-642
A Member of                         Scudder Latin America Fund           811-642
Deustche Asset Management [LOGO]    Scudder Pacific Opportunities Fund   811-642

                                                                     SCUDDER
                                                                     INVESTMENTS



                             Regional/International Funds
                             Classes A, B and C

Prospectus

--------------------------------------------------------------------------------
                             February 7, 2003
--------------------------------------------------------------------------------

                             Scudder Greater Europe Growth Fund

                             Scudder Latin America Fund

                             Scudder New Europe Fund

                             Scudder Pacific Opportunities Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------










Contents
--------------------------------------------------------------------------------

   How the Funds Work                        How to Invest in the Funds

     4  Scudder Greater Europe                48  Choosing a Share Class
        Growth Fund
                                              54  How to Buy Shares
    10  Scudder Latin America Fund
                                              55  How to Exchange or Sell
    16  Scudder New Europe Fund                   Shares

    23  Scudder Pacific Opportunities         56  Policies You Should Know
        Fund                                      About

    30  Other Policies and Risks              62  Understanding Distributions
                                                  and Taxes
    31  Who Manages and Oversees
        the Funds

    35  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                              ticker symbol   |  SERAX       SERBX       SERCX

                              fund number     |  477         677         777

  Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of its total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case European markets. When European stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union
(EMU). Eastern European companies can be very sensitive to political and economic developments.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe's established markets.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is March 19, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995       23.28
1996       30.52
1997       23.65
1998       28.85
1999       34.21
2000       -9.36
2001      -25.92
2002      -21.39

For the periods included in the bar chart:
Best Quarter: 30.83%, Q4 1999             Worst Quarter: -25.08%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                     1 Year        5 Years      Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                -25.91         -2.96             6.22
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                      -25.83         -3.08             5.46
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                             -17.94         -2.52             4.73
--------------------------------------------------------------------------------
Class B (Return before Taxes)        -24.33         -2.77             6.13
--------------------------------------------------------------------------------
Class C (Return before Taxes)        -22.73         -2.76             6.03
--------------------------------------------------------------------------------
Index (reflects no deductions
for fees, expenses or taxes)         -18.38         -2.26             5.70
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged capitalization-weighted measure of 15 stock markets in Europe.

* Commenced operations 10/10/1994. Index comparison begins 10/31/1994.

Total returns from 1995 through 1997 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)     5.75%           None           1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as a % of redemption
proceeds)                                   None*         4.00%          1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             1.00%          1.00%          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.25           1.00           1.00
--------------------------------------------------------------------------------
Other Expenses**                           1.83           0.75           0.64
--------------------------------------------------------------------------------
Total Annual Operating Expenses**          3.08           2.75           2.64
--------------------------------------------------------------------------------
Less Expense Waiver**                      1.36           0.27           0.17
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                             1.72           2.48           2.47
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.465%, 0.480% and 0.470% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.465%, 1.480% and 1.470% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. Due to this waiver, Total Annual Operating Expenses are not expected to increase as a result of the termination of the Agreement.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $740        $1,223         $1,866        $3,586
--------------------------------------------------------------------------------
Class B shares               651         1,101          1,605         3,188
--------------------------------------------------------------------------------
Class C shares               448           880          1,455         3,018
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $740        $1,223         $1,866        $3,586
--------------------------------------------------------------------------------
Class B shares               251           801          1,405         3,188
--------------------------------------------------------------------------------
Class C shares               348           880          1,455         3,018
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               | Class A     Class B     Class C

                                ticker symbol  |   SLANX       SLAOX       SLAPX

                                fund number    | 474         674         774

  Scudder Latin America Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in debt securities including junk bonds (i.e., grade BB and below), 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the companies and industries represented. The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund focuses on a single geographical region could affect fund performance.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

The fact that the fund is classified as "non-diversified," focuses on a single geographic region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect fund performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Latin America Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       73.84
1994       -9.66
1995      -10.05
1996       27.97
1997       30.94
1998      -29.89
1999       46.76
2000      -15.87
2001       -1.12
2002      -18.54

For the periods included in the bar chart:
Best Quarter: 33.99%, Q4 1999             Worst Quarter: -23.25%, Q1 1995

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   -23.23          -8.06          4.52
--------------------------------------------------------------------------------
  Return after Taxes on Distributions   -23.27          -8.82          3.71
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                -16.35          -6.71          3.36
--------------------------------------------------------------------------------
Class B (Return before Taxes)           -21.56          -7.83          4.31
--------------------------------------------------------------------------------
Class C (Return before Taxes)           -19.95          -7.89          4.20
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                -20.81          -7.14          2.40
--------------------------------------------------------------------------------

Index: The IFC Latin America Investable Total Return Index, an unmanaged, capitalization-weighted measure of stock performance in seven Latin American markets.

Total returns from 1993 through 1995 would have been lower if operating expenses hadn't been reduced.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)      5.75%          None         1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as a % of redemption
proceeds)                                  None*          4.00%        1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            1.25%           1.25%        1.25%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.25           1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.68           0.73         0.70
--------------------------------------------------------------------------------
Total Annual Operating Expenses**          2.18           2.98         2.95
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.675%, 0.725% and 0.700% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   As a result, through September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class of shares are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 2.66%, 1.84% and 4.46% for Class A, Class B and Class C shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 2.00%, 2.75% and 2.75% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
-------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $783        $1,218         $1,677        $2,944
--------------------------------------------------------------------------------
Class B shares               701         1,221          1,767         2,940
--------------------------------------------------------------------------------
Class C shares               495         1,003          1,637         3,338
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $783        $1,218         $1,677        $2,944
--------------------------------------------------------------------------------
Class B shares               301           921          1,567         2,940
--------------------------------------------------------------------------------
Class C shares               395         1,003          1,637         3,338
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |  Class A     Class B     Class C

                               ticker symbol |  KNEAX       KNEBX       KNECX

                               fund number   |  022         222         322

  Scudder New Europe Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized and based in Europe, or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments, and may choose not to use them at all.

The managers may favor different securities at different times, while still maintaining variety in terms of countries and industries represented.

The fund will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, European markets. When European stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

The fact that the fund is classified as "non-diversified," focuses on a single geographic region and may invest a larger percentage of assets in a given stock than a diversified fund increases its risk, because any factors affecting a given company could affect fund performance.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in exposure to European markets.

Other factors that could affect fund performance include:

o the managers could be incorrect in their analysis of economic trends, countries, industries, companies or other matters

o        derivatives could produce disproportionate losses

o        growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is September 3, 1999. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund's original share class (Class M), adjusted to reflect the higher gross total annual operating expenses of Class A. The performance of Class M shares reflects performance from when the fund was a closed-end fund (through September 3, 1999). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

In the table, the performance figures for each share class for the periods prior to their inception are based on the historical performance of Class M, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder New Europe Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       25.62
1994       -0.27
1995       18.83
1996       34.23
1997       15.80
1998       29.03
1999       50.67
2000       -7.17
2001      -26.03
2002      -21.23

For the periods included in the bar chart:
Best Quarter: 37.67%, Q4 1999             Worst Quarter: -25.25%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -25.76           0.54          9.14
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -25.75          -8.78          3.64
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 -17.87          -5.62          3.96
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -24.29           0.82          8.95
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -22.66           0.71          8.77
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                 -18.38          -2.26          7.96
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.









--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%            None         1.00%
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as a % of redemption
proceeds)                                  None*         4.00%          1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.75%          0.75%          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.21           0.99           1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.72           1.30           1.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses**          1.68           3.04           2.92
--------------------------------------------------------------------------------
Less Expense Waiver**                      0.00           0.55           0.42
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                             1.68           2.49           2.50
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.400%, 0.450% and 0.425% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. With regard to Class A shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.42%, 0.47% and 0.44% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.38%, 2.21% and 2.19% (annualized) for Class A, Class B and Class C shares, respectively. After September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class are estimated to be as shown in the table.

Based on the costs above (including for Class B and C, two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $736        $1,074         $1,435        $2,448
--------------------------------------------------------------------------------
Class B shares               652         1,133          1,697         2,655
--------------------------------------------------------------------------------
Class C shares               451           914          1,547         3,249
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $736        $1,074         $1,435        $2,448
--------------------------------------------------------------------------------
Class B shares               252           833          1,497         2,655
--------------------------------------------------------------------------------
Class C shares               351           914          1,547         3,249
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               | Class A     Class B     Class C

                                ticker symbol  | SPAOX       SBPOX       SPCCX

                                fund number    | 473         673         773

  Scudder Pacific Opportunities Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include: The People's Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Japan.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign or domestic debt securities in the top three credit grades. The fund may invest up to 20% of total assets in non-Pacific Basin equities, excluding Japan.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the companies and industries represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case Pacific Basin markets. When Pacific Basin stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, Pacific Basin companies could be hurt by such factors as regional economic downturns (most Pacific Basin economies are currently in recessions), currency devaluations or difficulties in achieving economic reforms or trade barriers on exports.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in investing for long-term growth who can accept above-average risks to their investments and who seek exposure to higher risk markets in the Pacific region.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect fund performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Pacific Opportunities Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       59.64
1994      -17.35
1995        1.00
1996        6.16
1997      -37.90
1998      -12.87
1999       75.14
2000      -39.31
2001       -7.29
2002       -8.87

For the periods included in the bar chart:
Best Quarter: 39.63%, Q2 1999             Worst Quarter: 27.21%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -14.11          -5.91         -4.25
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -14.11          -5.84         -4.37
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 -10.89          -4.81         -3.44
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -12.41          -5.73         -4.45
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -10.61          -5.72         -4.52
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                  -8.33          -2.81          0.01
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) All Country Asia Free Index, an unmanaged capitalization-weighted measure of markets in the Pacific Region, excluding Japan.

Total returns for 1993 would have been lower if operating expenses hadn't been reduced.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                  Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)      5.75%          None          1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as a % of redemption
proceeds)                                  None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.85%          0.85%         0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.25           1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                           1.36           1.72          1.92
--------------------------------------------------------------------------------
Total Annual Operating Expenses**          2.46           3.57          3.77
--------------------------------------------------------------------------------
Less Expense Waiver**                      0.45           0.81          1.01
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                             2.01           2.76          2.76
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.675%, 0.725% and 0.700% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   As a result, through September 30, 2003, Other Expenses are estimated to be 0.68%, 0.73% and 0.70% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.79%, 2.59% and 2.56% (annualized) for Class A, Class B and Class C shares, respectively. The table shows estimated expenses for each class after September 30, 2003.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $767        $1,214         $1,732        $3,144
--------------------------------------------------------------------------------
Class B shares               679         1,240          1,908         3,246
--------------------------------------------------------------------------------
Class C shares               476         1,051          1,851         3,938
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $767        $1,214         $1,732        $3,144
--------------------------------------------------------------------------------
Class B shares               279           940          1,708         3,246
--------------------------------------------------------------------------------
Class C shares               376         1,051          1,851         3,938
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o Each fund will provide shareholders with at least 60 days' notice prior to making any changes to its 80% investment policy.

o Certain funds may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund (except the Scudder New Europe Fund) could shift up to 100% of its assets into investments such as money market securities (20% for Scudder New Europe Fund). This could prevent losses, but would mean that the fund would not be pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder Greater Europe Growth Fund                        1.00%
---------------------------------------------------------------------
Scudder Latin America Fund                                1.25%
---------------------------------------------------------------------
Scudder New Europe Fund                                   0.75%
---------------------------------------------------------------------
Scudder Pacific Opportunities Fund                        0.85%
---------------------------------------------------------------------


The subadvisors

Scudder Pacific Opportunities Fund

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of Deutsche Investment Management Americas Inc., is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management. The advisor compensates DeAM Asia out of the management fee it receives from the fund.

Scudder Greater Europe Growth Fund and Scudder New Europe Fund

Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Greater Europe Growth Fund and Scudder New Europe Fund and is responsible for managing each fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from each fund.

The portfolio managers

The following people handle the day-to-day management of the funds.

Scudder Greater Europe Growth Fund        Michael Schmidt
                                          CFA, Director of Deutsche Asset
Alexander (Sandy) Black                   Management and Co-Manager of the
Managing Director of Deutsche Asset       fund.
Management and Co-Manager of the fund.    o   Joined Deutsche Asset Management
o   Joined Deutsche Asset Management          in 1994.
    in 1994.                              o   Head of global equity research
o   Head of European Equity portfolio         team for Telecom Services sector
    selection team, portfolio manager         and portfolio manager for
    Europe ex-UK & Euroland Equity,           European Equity and European
    and head of European Equity local         ex-UK & Euroland
    research team: London.                    Equity: Frankfurt.
o   MA, Cambridge University.             o   Joined the fund in 2002.
o   Joined the fund in 2002.
                                          John Wood
Julian Barrell                            Managing Director of Deutsche Asset
Director of Deutsche Asset Management     Management and Co-Manager of the
and Co-Manager of the fund.               fund.
o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
    in 1997 after five years of               in 1998 after 14 years of
    experience as fund manager for            experience as head of UK
    Foreign & Colonial Management Ltd.        equities for Foreign & Colonial
o   Joined the fund in 2002.                  Management, UK Equity fund
                                              manager for Mercury Asset
Joerg Breedveld                               Management, management
Managing Director of Deutsche Asset           consultant for McKinsey and fund
Management and Co-Manager of the fund.        manager, corporate finance
o   Joined Deutsche Asset Management          executive and personal assistant
    in 1991 as a portfolio manager,           to the chairman at SG Warburg
    previously serving as investment          Group.
    advisor and financial analyst for     o   MA, Oxford.
    German equities within Deutsche       o   MBA, Harvard Business School.
    Bank Research.                        o   Joined the fund in 2002.
o   Head of global portfolio selection
    team for Europe ex-UK and Euroland    Scudder Latin America Fund
    Equities, member of European
    portfolio selection team, European    Tara C. Kenney
    Mid-Cap Equity analyst and            Managing Director of Deutsche Asset
    portfolio manger for German and       Management and Co-Manager of the
    Europe Equities: Frankfurt.           fund.
o   Joined the fund in 2002.              o   Joined Deutsche Asset Management
                                              in 1995 and the fund in 1996.
Katrina Mitchell                          o   Over 16 years of investment
Director of Deutsche Asset Management         industry experience.
and Co-Manager of the fund.               o   MBA, Stern School of Business,
o   Joined Deutsche Asset Management          New York University.
    in 1993 as a Graduate Trainee.
o   Portfolio manager for European        Paul H. Rogers
    Equity and European ex-UK &           CFA, Managing Director of Deutsche
    Euroland Equity and member of the     Asset Management and Co-Manager of
    European Equity local research        the fund.
    team: London.                         o   Joined Deutsche Asset Management
o   Joined the fund in 2002.                  in 1994 and the fund in 1995.
                                          o   Over 17 years of investment
                                              industry experience.
                                          o   MBA, Stern School of Business,
                                              New York University.

Scudder New Europe Fund                   Katrina Mitchell
                                          Director of Deutsche Asset
Alexander (Sandy) Black                   Management and Co-Manager of the
Managing Director of Deutsche Asset       fund.
Management and Co-Manager of the fund.    o   Joined Deutsche Asset Management
o   Joined Deutsche Asset Management          in 1993 as a Graduate Trainee.
    in 1994.                              o   Portfolio manager for European
o   Head of European Equity portfolio         Equity and European ex-UK &
    selection team, portfolio manager         Euroland Equity and member of
    Europe ex-UK & Euroland Equity,           the European Equity local
    and head of European Equity local         research team: London.
    research team: London.                o   Joined the fund in 2002.
o   MA, Cambridge University.
o   Joined the fund in 2002.              Nigel Ridge
                                          Director of Deutsche Asset
Joerg Breedveld                           Management and Co-Manager of the
Managing Director of Deutsche Asset       fund.
Management and Co-Manager of the fund.    o   Joined Deutsche Asset Management
o   Joined Deutsche Asset Management          in 1994 after 6 years at
    in 1991 as a portfolio manager,           Schroder Investment Management.
    previously serving as investment      o   Portfolio manager for UK Equity,
    advisor and financial analyst for         European Equity, European ex UK
    German equities within Deutsche           & Euroland Equity and UK Blue
    Bank Research.                            Chip fund and member of UK and
o   Head of global portfolio selection        European Equity local research
    team for Europe ex-UK and Euroland        teams: London.
    Equities, member of European          o   Joined the fund in 2002.
    portfolio selection team, European
    Mid-Cap Equity analyst and            Scudder Pacific Opportunities Fund
    portfolio manger for German and
    Europe Equities: Frankfurt.           Terrence Gray
o   Joined the fund in 2002.              Vice President of Deutsche Asset
                                          Management and Lead Manager of the
Michael Schmidt                           fund.
CFA, Director of Deutsche Asset           o   Joined Deutsche Asset Management
Management and Co-Manager of the fund.        in 1993 and the fund in 2001.
o   Joined Deutsche Asset Management      o   Over 9 years of investment
    in 1994.                                  industry experience.
o   Head of global equity research
    team for Telecom Services sector      Pauline Tan
    and portfolio manager for European    CFA, Assistant Vice President of
    Equity and European ex-UK &           Deutsche Asset Management and
    Euroland Equity: Frankfurt.           Manager of the fund.
o   Joined the fund in 2002.              o     Joined Deutsche Asset Management
                                                in 2000, having since served as
                                                portfolio manager for emerging
                                                markets equity and analyst for
                                                Asian Technology sector in
                                                Singapore.
                                            o   Previously served as research
                                                analyst for 4 years for AIG
                                                Investment Corp. and Commerzbank
                                                Asset Management Asia Ltd.
                                            o   Over 7 years of investment
                                                industry experience.
                                            o   Joined the fund in 2002.

Financial Highlights

These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder New Europe Fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Greater Europe Growth Fund -- Class A

----------------------------------------------------------------------------------
 Years Ended October 31,                                        2002      2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                         $22.13     $25.79
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                .06      (.01)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                (4.09)     (3.65)
----------------------------------------------------------------------------------
  Total from investment operations                           (4.03)     (3.66)
----------------------------------------------------------------------------------
Less distributions from:                                      (.04)         --
  Net investment income
----------------------------------------------------------------------------------
Redemption fees                                               --***         --
----------------------------------------------------------------------------------
Net asset value, end of period                               $18.06     $22.13
----------------------------------------------------------------------------------
Total Return (%)^c                                           (18.29)    (14.19)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            1        .72
----------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.66      1.64*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .25     (.07)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      89        104
----------------------------------------------------------------------------------

^a For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

                                       35

Scudder Greater Europe Growth Fund -- Class B

----------------------------------------------------------------------------------
 Years Ended October 31,                                        2002      2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                         $22.02     $25.79
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                              (.10)      (.13)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              (4.07)     (3.64)
----------------------------------------------------------------------------------
  Total from investment operations                           (4.17)     (3.77)
----------------------------------------------------------------------------------
Redemption fees                                               --***         --
----------------------------------------------------------------------------------
Net asset value, end of period                               $17.85     $22.02
----------------------------------------------------------------------------------
Total Return (%)^c                                           (18.97)    (14.62)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          .25        .05
----------------------------------------------------------------------------------
Ratio of expenses (%)                                          2.46      2.44*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.55)     (.87)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      89        104
----------------------------------------------------------------------------------

^a For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

                                       36

Scudder Greater Europe Growth Fund -- Class C

----------------------------------------------------------------------------------
 Years Ended October 31,                                        2002      2001a^
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                         $22.01     $25.79
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                              (.10)      (.11)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                               (4.05)     (3.67)
----------------------------------------------------------------------------------
  Total from investment operations                           (4.15)     (3.78)
----------------------------------------------------------------------------------
Redemption fees                                               --***         --
----------------------------------------------------------------------------------
Net asset value, end of period                               $17.86     $22.01
----------------------------------------------------------------------------------
Total Return (%)^c                                           (18.86)    (14.66)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          .28        .06
----------------------------------------------------------------------------------
Ratio of expenses (%)                                          2.43      2.42*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.52)     (.85)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      89        104
----------------------------------------------------------------------------------

^a For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

                                       37

Scudder Latin America Fund -- Class A

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $17.36   $21.51
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                  .14    (.09)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.10)   (4.06)
----------------------------------------------------------------------------------
  Total from investment operations                             (1.96)   (4.15)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.27)       --
----------------------------------------------------------------------------------
Redemption fees                                                   .08       --
----------------------------------------------------------------------------------
Net asset value, end of period                                 $15.21   $17.36
----------------------------------------------------------------------------------
Total Return (%)^c                                             (11.12)  (19.29)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .23      .55
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.18    2.18*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         .83   (1.39)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        22       20
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

                                       38

Scudder Latin America Fund -- Class B

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $17.32   $21.51
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                  .04    (.14)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.14)   (4.05)
----------------------------------------------------------------------------------
  Total from investment operations                             (2.10)   (4.19)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.12)       --
----------------------------------------------------------------------------------
Redemption fees                                                   .08       --
----------------------------------------------------------------------------------
Net asset value, end of period                                 $15.18   $17.32
----------------------------------------------------------------------------------
Total Return (%)^c                                             (11.82)  (19.48)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .04     .001
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.98    2.98*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         .03   (2.19)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        22       20
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

                                       39

Scudder Latin America Fund -- Class C

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001a^
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $17.28   $21.51
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                  .05    (.14)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.15)   (4.09)
----------------------------------------------------------------------------------
  Total from investment operations                             (2.10)   (4.23)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.12)       --
----------------------------------------------------------------------------------
Redemption fees                                                   .08       --
----------------------------------------------------------------------------------
Net asset value, end of period                                 $15.14   $17.28
----------------------------------------------------------------------------------
Total Return (%)^c                                             (11.82)  (19.67)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .01     .001
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.95    2.95*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         .06   (2.16)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        22       20
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized

                                       40

Scudder New Europe Fund -- Class A

Class A

----------------------------------------------------------------------------------
 Years Ended October 31,                      2002      2001     2000     1999^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 9.01   $15.78    $14.87   $14.27
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b               .04      .02     (.09)    (.03)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (1.70)   (3.43)      2.95      .63
----------------------------------------------------------------------------------
  Total from investment operations          (1.66)   (3.41)      2.86      .60
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                                  --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
  Total distributions                           --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $ 7.35   $ 9.01    $15.78   $14.87
----------------------------------------------------------------------------------
Total Return (%)^c                          (18.42)  (26.93)    18.77   4.20**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         104      150       281       32
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.38   1.40^d      1.74    1.63*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.38   1.38^d      1.72    1.63*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .50      .17     (.55)   (1.21)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     93       94        87      58*
----------------------------------------------------------------------------------

^a  For the period from September 3, 1999 (commencement of operations) to October
    31, 1999.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.

*   Annualized

**  Not annualized

                                       41

Scudder New Europe Fund -- Class B

----------------------------------------------------------------------------------
 Years Ended October 31,                      2002      2001     2000     1999^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.50   $15.20    $14.49   $13.91
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.02)    (.09)     (.20)    (.05)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (1.61)   (3.25)      2.86      .63
----------------------------------------------------------------------------------
  Total from investment operations          (1.63)   (3.34)      2.66      .58
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                                  --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
  Total distributions                           --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $ 6.87   $ 8.50    $15.20   $14.49
----------------------------------------------------------------------------------
Total Return (%)^c                          (19.18)  (27.61)    17.79   4.17**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          17       26        40       20
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.21   2.39^d      2.64    2.36*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.21   2.38^d      2.63    2.36*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.33)    (.83)    (1.21)   (1.95)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     93       94        87      58*
----------------------------------------------------------------------------------

^a For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.

*   Annualized

**  Not annualized

                                       42

Scudder New Europe Fund -- Class C

----------------------------------------------------------------------------------
 Years Ended October 31,                      2002      2001     2000     1999^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 8.61   $15.34    $14.62   $14.02
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.02)    (.07)     (.20)    (.04)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (1.62)   (3.30)      2.87      .64
----------------------------------------------------------------------------------
  Total from investment operations          (1.64)   (3.37)      2.67      .60
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                                  --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
  Total distributions                           --   (3.36)    (1.95)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $ 6.97   $ 8.61    $15.34   $14.62
----------------------------------------------------------------------------------
Total Return (%)^c                          (19.05)  (27.54)    17.69   4.28**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)           7       11        17        5
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.19   2.20^d      2.67    2.40*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.19   2.20^d      2.66    2.40*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.31)    (.65)    (1.18)   (1.99)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     93       94        87      58*
----------------------------------------------------------------------------------

^a For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.

*    Annualized

**   Not annualized


                                       43

Scudder Pacific Opportunities Fund -- Class A

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 7.37   $ 9.37
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.03)    (.01)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    .62   (2.00)
----------------------------------------------------------------------------------
  Total from investment operations                                .59   (2.01)
----------------------------------------------------------------------------------
Redemption fees                                                   .01      .01
----------------------------------------------------------------------------------
Net asset value, end of period                                 $ 7.97   $ 7.37
----------------------------------------------------------------------------------
Total Return (%)^c                                               8.14   (21.34)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              7        6
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.79    1.80*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.33)   (.09)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        77      212
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

                                       44

Scudder Pacific Opportunities Fund -- Class B

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 7.35   $ 9.37
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.10)    (.03)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    .62   (2.00)
----------------------------------------------------------------------------------
  Total from investment operations                                .52   (2.03)
----------------------------------------------------------------------------------
Redemption fees                                                   .01      .01
----------------------------------------------------------------------------------
Net asset value, end of period                                 $ 7.88   $ 7.35
----------------------------------------------------------------------------------
Total Return (%)^c                                               7.21   (21.56)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              4        4
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.59    2.61*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.13)   (.90)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        77      212
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

                                       45

Scudder Pacific Opportunities Fund -- Class C

----------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 7.35   $ 9.37
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.10)    (.03)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                    .63   (2.00)
----------------------------------------------------------------------------------
  Total from investment operations                                .53   (2.03)
----------------------------------------------------------------------------------
Redemption fees                                                   .01      .01
----------------------------------------------------------------------------------
Net asset value, end of period                                 $ 7.89   $ 7.35
----------------------------------------------------------------------------------
Total Return (%)^c                                               7.35   (21.56)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              1        1
----------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.56    2.57*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.10)   (.86)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        77      212
----------------------------------------------------------------------------------

^a For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual service fee            Class C
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o Up to a 1.00% annual
  distribution/service fee
================================================================================
Class C

o Sales charges of 1.00%, charged when    o The deferred sales charge rate is
  you buy shares                            lower than Class B, but your shares
                                            never convert to Class A, so annual
o Deferred sales charge of 1.00%,           expenses remain higher
  charged when you sell shares you
  bought within the last year

o Up to a 1.00% annual
  distribution/service fee
================================================================================

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                       Sales charge as a %   Sales charge as a % of
Your investment         of offering price     your net investment*
-------------------------------------------------------------------
Up to $50,000                 5.75%                  6.10%
-------------------------------------------------------------------
$50,000-$99,999               4.50                   4.71
-------------------------------------------------------------------
$100,000-$249,999             3.50                   3.63
-------------------------------------------------------------------
$250,000-$499,999             2.60                   2.67
-------------------------------------------------------------------
$500,000-$999,999             2.00                   2.04
-------------------------------------------------------------------
$1 million or more    See below and next page
-------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares          CDSC on shares you sell
-------------------------------------------------------------------
First year                                   4.00%
-------------------------------------------------------------------
Second or third year                          3.00
-------------------------------------------------------------------
Fourth or fifth year                          2.00
-------------------------------------------------------------------
Sixth year                                    1.00
-------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
-------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price             % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareholders as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an upfront sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
================================================================================
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone                                  o Call (800) 621-1048 for instructions

--
================================================================================
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================




--------------------------------------------------------------------------------
Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 58.
existing accounts
================================================================================
Through a financial representative        o Contact your representative by the
                                            method that's most convenient for
o Contact your representative by the        you
  method that's most convenient for you
================================================================================
By phone or wire                          o Call (800) 621-1048 for instructions

o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc. that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares-- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o        withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan or to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o        reject or limit purchases of shares for any reason

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS
                                    SEC File Number:

A Member of                         Scudder Greater Europe Growth Fund   811-642
Deutsche Asset Management [LOGO]    Scudder Latin America Fund           811-642
                                    Scudder New Europe Fund             811-5969
                                    Scudder Pacific Opportunities Fund   811-642

                                                                         SCUDDER
                                                                     INVESTMENTS


                              Regional/International
                              Class M



                              Prospectus

--------------------------------------------------------------------------------
                              February 7, 2003
--------------------------------------------------------------------------------
                           |
                           |  Scudder Latin America Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

 How the Fund Works                           How to Invest in the Fund

   4  The Fund's Main Investment               14  How to Buy, Sell and
      Strategy                                     Exchange Class M Shares

   5  The Main Risks of Investing in           16  Policies You Should Know
      the Fund                                     About

   7  The Fund's Performance                   20  Understanding Distributions
      History                                      and Taxes

   8  How Much Investors Pay

   9  Other Policies and Risks

  10  Who Manages and Oversees
      the Fund

  12  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Please look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers Class M shares for the fund. Class M shares have been created especially for former shareholders of The Argentina Fund, Inc. Class M shares are not available to new investors.

--------------------------------------------------------------------------------
                                                                 |   Class M
                                                                 |
                                                    fund number  |   174
Scudder Latin America Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among others factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenues or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of its net assets in debt securities including junk bonds (i.e., grade BB and below) 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the companies and industries represented. The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its emphasis on a given country.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund focuses on a single geographical region could affect fund performance.

Foreign investments tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

The fact that the fund is classified as "non-diversified," focuses on a single geographical region and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect fund performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stock, geographical trends or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied over the past year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class M shares is December 14, 2001.

Scudder Latin America Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class M
--------------------------------------------------------------------------------

2002      -18.13


For the periods included in the bar chart:
Best Quarter: 16.57%, Q4 2002         Worst Quarter: -21.06%, Q3 2002


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                              1 Year          Since Inception*
--------------------------------------------------------------------------------
Class M
--------------------------------------------------------------------------------
  Return before Taxes                        -18.13                -14.08
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        -18.40                -14.35
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        -11.13                -11.39
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for            -20.81                -20.81
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The IFC Latin America Investable Total Return Index, an unmanaged, capitalization-weighted measure of stock performance in seven Latin American markets.

*  Since 12/14/2001. Index comparison begins 12/31/01.

How Much Investors Pay

This fund's Class M shares have no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class M shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        1.25
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.91
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class M shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by Class M (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class M shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses and Total Annual Operating Expenses are estimated to be as shown in the table for Class M shares. After September 30, 2003, Other Expenses are estimated to be 0.35% (annualized) for Class M shares and Total Annual Operating Expenses are estimated to be 1.60% (annualized) for Class M shares.

Your account is subject to a quarterly fee of $9 if the balance falls below $1,000.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class M shares              $194          $600          $1,032         $2,233
--------------------------------------------------------------------------------

Other Policies and Risks

While the fund sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o The fund will provide shareholders with at least 60 days' notice prior to making any changes to its 80% investment policy.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154 makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. The fund paid a management fee of 1.25% for the 12 months through the most recent fiscal year end, as a percentage of the fund's average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.

  Tara C. Kenney                            Paul H. Rogers
  Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche
  Management and Co-Manager of the fund.    Asset Management and Co-Manager of
   o Joined Deutsche Asset Management       the fund.
     in 1995 and the fund in 1996.           o Joined Deutsche Asset Management
   o Over 16 years of investment               in 1994 and the fund in 1995.
     industry experience.                    o Over 17 years of investment
   o MBA, Stern School of Business New         industry experience.
     York University.                        o MBA, Stern School of Business,
                                               New York University.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The information for Scudder Latin America Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports") on the back cover.

Scudder Latin America Fund -- Class M

--------------------------------------------------------------------------------
 Period Ended October 31,                                                2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $18.95
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (3.95)
--------------------------------------------------------------------------------
  Total from investment operations                                      (3.77)
--------------------------------------------------------------------------------
Redemption fees                                                           .08
--------------------------------------------------------------------------------
Net asset value, end of period                                         $15.26
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (19.42)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      9
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.91*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.10*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                22
--------------------------------------------------------------------------------

^a For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

^b    Based on average shares outstanding during the period.

^c Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*     Annualized

**    Not annualized

How to Invest in the Fund

Class M shares are not available for additional purchase, except through dividend reinvestment. Instructions for selling Class M shares, which have been created especially for former shareholders of The Argentina Fund, Inc., are found on the next page. Shareholders received Class M shares in connection with the reorganization of The Argentina Fund, Inc. into Scudder Latin America Fund. Class M shares are not available to new investors.

How to Buy, Sell and Exchange Class M Shares

Buying Shares Class M shares are not available for additional purchase, except through dividend reinvestment. Shareholders who wish to purchase additional shares of the fund must purchase Class A, Class B or Class C shares, which are offered in a separate prospectus. Shareholders who purchase Class A, Class B or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Exchanging or Selling Shares Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund's Class A    Selling shares
shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         17
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-621-1048 for instructions   o  Call 1-800-621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express or fax
(see previous page)

Your instructions should include:        Your instructions should include:

o the fund, class, and account number    o the fund, class and account number
  you're exchanging out of                 from which you want to sell shares

o the dollar amount or number of shares  o the dollar amount or number of
  you want to exchange                     shares you want to sell

o the name and class of the fund you     o your name(s), signature(s) and
  want to exchange into                    address, as they appear on your
                                           account
o your name(s), signature(s), and
  address, as they appear on your        o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call 1-800-621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call 1-800-621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Special Features

Sales Charges. Class M shares of the fund received in connection with the fund's acquisition of The Argentina Fund, Inc. (the "Acquisition") are not subject to an initial sales charge or 12b-1 distribution fee. However, those shares were subject to a 2% redemption fee (including redemptions paid in-kind and exchanges) for the first year following the Acquisition through December 14, 2002. The purpose of this redemption fee was to offset certain expenses which may be incurred by the fund to meet redemptions. Class M shares were created for the sole purpose of the Acquisition and holders of Class M shares will not be able to acquire additional Class M shares, except through reinvestment of dividends and distributions. However, former Argentina Fund shareholders will be able to purchase Class A, B or C shares of the fund, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased. To invest in Class A, B or C shares of the fund, call 1-800-621-1048.

Exchange Privileges. You may exchange at net asset value all or a portion of your Class M shares for Class A shares of eligible funds in the Scudder family of mutual funds. In general, shares of a Scudder mutual fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder mutual fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder mutual fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder mutual fund or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund and therefore may be subject to the 15-Day Hold Policy. You may exchange your Class M shares for Class A shares of a Scudder mutual fund. Exchanges of Class M shares of the fund for Class A shares of another Scudder fund will not be subject to an initial sales charge.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class M shares. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-621-1048.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling 1-800-972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can sell shares with a phone call. There is a $50 minimum to use QuickSell. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send a wire, while we don't charge a fee to send wires, your bank may charge its own fees for handling wires. The fund can only redeem wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It also could be longer when unusual circumstances prompt the SEC to allow further delays.

How the fund calculates share prices

The price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares of the fund is also the fund's NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes the fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the fund at the SEC's Public Reference
Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments.


--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
PO Box 219669                             Public Reference Section
Kansas City, MO                           Washington, D.C. 20549-0102
64121-9669                                www.sec.gov
www.scudder.com                           1-202-942-8090
1-800-621-1048



Distributor
Scudder Distributors, Inc.
Two International Place
Boston, MA 02110-4103
www.scudder.com
e-mail info@scudder.com
Tel  1-800-621-1048




SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deustche Asset Management [LOGO]          Scudder Latin America Fund     811-642

                        SCUDDER INTERNATIONAL FUND, INC.

                       Scudder Greater Europe Growth Fund

                           Scudder Latin America Fund

                       Scudder Pacific Opportunities Fund

                         (Class A, Class B and Class C)






                          SCUDDER NEW EUROPE FUND, INC.

                             Scudder New Europe Fund



                           (Class A, Class B, Class C
                            and Institutional Class)








                       STATEMENT OF ADDITIONAL INFORMATION


                                February 7, 2003

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B and C prospectus dated
February 1, 2003 for the Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder New Europe Fund (each a "Fund" and collectively, the "Funds") and with the Institutional Class prospectus dated February 7, 2003 for the Scudder New Europe Fund. as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet website (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, each dated October 31, 2002, accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the Funds' combined Class A, Class B and Class C prospectus and the Institutional Class prospectus for the Scudder New Europe Fund.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS.......................................................2

INVESTMENT POLICIES AND TECHNIQUES............................................7


MANAGEMENT OF THE FUNDS......................................................31
   Investment Advisor........................................................31
   Administrative Agreement..................................................41

FUND SERVICE PROVIDERS.......................................................44
   Principal Underwriter and Administrator...................................44
   Brokerage.................................................................48
   Independent Accountants/Auditors and Reports to Shareholders..............50
   Legal Counsel.............................................................50
   Fund Accounting Agent.....................................................50
   Custodian, Transfer Agent and Shareholder Service Agent...................51

PERFORMANCE..................................................................52

PURCHASE AND REDEMPTION OF SHARES............................................56

TAXES........................................................................68

NET ASSET VALUE..............................................................70

OFFICERS AND DIRECTORS.......................................................72

FUND ORGANIZATION............................................................88

FINANCIAL STATEMENTS.........................................................92

ADDITIONAL INFORMATION.......................................................92

APPENDIX.....................................................................94

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end investment management company.


A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.


As a matter of fundamental policy, each Fund (except Scudder New Europe Fund) may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, Scudder New Europe Fund will not:

(1) purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures and forward contracts;

(2)      make short sales of securities, except short sales against the box;

(3) issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security;

(4) invest more than 25% of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "SEC") permits their exclusion;

(5) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

(6) buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes;

(7) make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements and (c) lend portfolio securities in an amount not to exceed 25% of the Fund's total assets.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of each of Scudder New Europe Fund, Inc. and Scudder International Fund, Inc. (Greater Europe Growth Fund, Latin America Fund and Pacific Opportunities Fund) (each a "Corporation" and collectively the "Corporations") have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.


As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(g) lend portfolio securities in an amount greater than 5% of its total assets; or

(h) (for Scudder New Europe Fund only) invest more than 15% of net assets in illiquid securities; or


Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


Scudder Greater Europe Growth Fund

Greater Europe Growth Fund will invest, under normal market conditions, at least 80% of its total assets plus the amount of any borrowings for investment purposes in the equity securities of European companies. The Fund defines a European company as follows:

o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund intends to allocate its investments among at least three countries at all times.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below

Baa by Moody's or below BBB by S&P. Such securities may be in default with respect to payment of principal or interest.

When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

Scudder Latin America Fund


To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in Latin America common stocks and other equities. Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:


o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.


The Fund may invest up to 20% of its net assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.


To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder Pacific Opportunities  Fund

The Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in the equity securities of Pacific Basin companies. Pacific Basin countries include
Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

The Fund defines securities of Pacific Basin companies as follows:

o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

The Fund may invest up to 20% of its total assets in foreign and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or, if unrated, of equivalent quality as determined by the Advisor. Should the rating of a security in the Fund's portfolio be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Under normal market conditions, the Fund may invest up to 20% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Advisor seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities and convertible securities, illiquid securities, reverse repurchase agreements and may engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder New Europe Fund


The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities of European companies. Shareholders will receive 60 days' prior notice if the Fund intends to change this policy. The Fund defines a European company as: (i) a company organized under the laws of a European country and that has a principal office in a European country; (ii) a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe; or (iii) a company whose equity securities are traded principally in European securities markets.

The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as Europe. The Fund believes, however, that investments in such companies will be appropriate in light of the Fund's investment objective, because the Advisor will select among such companies only those which, in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will tend to reflect European developments to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the U.S. or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

The Fund expects the majority of its equity assets to be invested in more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the Advisor.


The Fund intends to allocate its investments among at least three countries at all times.

The Fund may invest, under normal circumstances, up to 20% of its net assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Ba by Moody's or BB by S&P and below. Such securities may be in default with respect to payment of principal or interest.


To a lesser extent, the Fund may also invest in "Specialized Investments" which consist of equity securities of: (i) privately-held European companies; (ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable; (vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described above; and (viii) European companies with private market values perceived by the Advisor to be substantially in excess of their publicly-traded values.


Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectuses.


Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. A Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.


Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Foreign Investment. While the Funds each offer the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. None of the Funds, nor the Funds together should be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. Each Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


'Each Corporation's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board.


Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest  in any given  country.  As a result,  government  actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.


Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S.

companies.   Moreover,  there  is  generally  less  government  supervision  and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described above.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. Scudder Latin America Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Zero Coupon Securities. Scudder Greater Europe Growth Fund and Scudder New Europe Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or
hinder  achievement  of  the  portfolio  management   objective.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


When-Issued Securities. The Funds may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Boards of Directors of the applicable Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Fund's daily investment and business affairs subject to the policies established by each Corporation's Board of Directors.

Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors/trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The present investment management agreements, each dated April 5, 2002, for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder
Pacific Opportunities Fund were last approved by the Directors on August 12, 2002. The present investment management agreement dated April 5, 2002, for Scudder New Europe Fund was last approved by the Directors on September 26, 2002 (each an "Agreement" and collectively, the "Agreements") and each Agreement continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, ("Independent Directors" or "Independent Directors") cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.

Board Consideration in Connection with Annual Renewal of Investment Management Agreements for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund

The Directors of Scudder International Fund, Inc. approved the continuation of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund's current investment management agreements in August 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of each Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor. The Independent Directors also considered similar factors regarding the subadvisors with respect to those funds with subadvisors, to the extent applicable.

Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.


Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds' federal, state and local tax returns; preparing and filing each Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $1 billion of the Fund's average daily net assets, 0.90% of the next $500 million of such net assets, 0.85% of the next $500 million of such net assets and 0.80% of such net assets in excess of $2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $5,927,697, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $10,900,277, which was equivalent to an annual effective rate of 0.99% of the Fund's average daily net assets.

Prior to October 2, 2000, the Fund paid the Advisor a fee equal to 1.00% of the Fund's first $1 billion average daily net assets, and 0.90% of such assets in excess of $1 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2000, the Advisor imposed management fees of $14,443,770.

Scudder Latin America Fund

Scudder Latin America Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $400 million of the Fund's average daily net assets and 1.15% of such net assets in excess of $400 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $3,883,336, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $4,721,480, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2000, the Advisor imposed management fees of $6,323,367.

Scudder Pacific Opportunities Fund

Scudder Pacific Opportunities Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.82 % of the next $750 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $762,876, which was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

For the services effective on May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 0.850% of the first $250 million of the Fund's average daily net assets, 0.820% of such assets up to $1.0 billion of average daily net assets, 0.800% of such assets up to $2.5 billion of average daily net assets, 0.780% of such assets up to $5.0 billion of average daily net assets, 0.750% of such assets up to $7.5 billion of average daily net assets, 0.740% of such assets up to $10.0 billion of average daily net assets, 0.730% of such net assets up to $12.5 billion of average daily net assets, and 0.720% of such assets exceeding $12.5 billion of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $921,936, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Prior to May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 1.10% of the first $500 million of the Fund's average daily net assets, and 1.05% of such assets exceeding $500 million of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid

For the year ended October 31, 2000, the Advisor imposed management fees of $1,789,220.

Scudder New Europe Fund

Scudder New Europe Fund pays the Advisor an advisory fee at the annual rate of 0.75% on the first $250 million of average daily net assets, 0.72% on such net assets in excess of $250 million, 0.70% on such assets in excess of $1 billion, 0.68% on such net assets in excess of $500 million, 0.63% on such net assets and 0.62% on such net assets in exceeding $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by the Scudder New Europe Fund for its last three fiscal years are shown in the table below.

Fund                           Fiscal 2002       Fiscal 2001     Fiscal 2000
----                           -----------       -----------     -----------

Scudder New Europe Fund        $1,232,753        $1,895,713       $2,755,251

Under its investment management agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.


Each Agreement with Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder Greater Europe Growth Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Board's  Approval of New  Investment  Management  Agreement  (Scudder New Europe
Fund)


The Board of Scudder New Europe Fund approved a new investment management agreement with the Advisor for the Fund at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreement took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of the new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as Subadvisors to perform certain of its duties.

In considering whether to approve the new investment management agreement for the Fund, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Directors met numerous times separately. Throughout the process, the Independent Directors had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Directors engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Fund. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Directors met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder New Europe Fund

The Board of Directors approved the renewal of the Fund's advisory contract on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Directors, separately, and the Fund's Oversight Committee met on several occasions to consider the renewal of the Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2002, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset sizes of the Fund relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed the Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.


Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.


Subadvisor -- Scudder  Pacific  Opportunities  Fund.  Deutsche Asset  Management
(Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01 Ocean Towers, Singapore, an affiliate of the Advisor, is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.


Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.385% of the Fund's average weekly net assets.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAM Asia in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


Subadvisor -- Scudder Greater Europe Growth Fund. Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Greater Europe Growth Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


Subadvisor -- Scudder New Europe Fund. Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder New Europe Fund. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.


The sub-advisory agreement had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The sub-advisory agreement may be terminated at any time upon 60 days' written notice by the Advisor or by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Board's Considerations in Connection with Annual Renewal of Sub-Advisory Agreement for New Europe Fund

The Board of Directors approved the renewal of the subadvisory agreement between the Advisor and DeAMIS on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Directors, separately, and the Fund's Oversight Committee met to consider the renewal of the sub-advisory agreement with respect to the Fund. In determining whether to approve the sub-advisory agreement, the Unpaid at October 31, 2002 Class B Independent Directors and the Board considered various factors and reviewed various materials furnished by the Advisor and the sub-advisor, including (i) the investment performance of the Fund relative to broad-based indexes and to comparably managed mutual funds, (ii) the professionals who would be responsible for the day-to-day management of the Fund. The Independent Directors and Board also considered the following factors: the favorable history, reputation, qualifications and background of the sub-advisor, as well as the qualifications of their personnel; and the nature and quality of services provided by the sub-advisor to the Fund. The Board also considered that the Advisor is responsible for any payments of fees to the sub-advisor.

AMA InvestmentLink(SM) Program (all funds except Scudder New Europe Fund)

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics


The Funds, the Advisor, subadvisors and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor, subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and subadvisors' Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Administrative Agreement


Effective December 14, 2001 each of the Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund had entered into an Amended and Restated Administrative Services Agreement with the Advisor and effective July 2001, ending September 30, 2003 the Scudder New Europe Fund has entered into an Administrative Services Agreement (each an "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its investment management agreement with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.375% for Class A, 0.425% for Class B, 0.40% for Class C shares of Scudder Latin America Fund and Scudder Pacific Opportunities Fund and 0.26% for Class A, , 0.31% for Class B, 0.285% for Class C shares of Scudder Greater Europe Growth Fund and 0.40% for Class A, 0.45% for Class B, 0.425% for Class C and 0.35% for Institutional Class of Scudder New Europe Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.

Administrative fees paid by each Fund are set forth below:

Scudder Greater Europe Growth Fund

For fiscal year ended October 31, 2002

                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2002        October 31, 2002     October 31, 2002
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

      $6,650              $883          $1,189                  $475                   $91                  $92

For fiscal year ended October 31, 2001

                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2001        October 31, 2001    October 31, 2001
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

     $2,023              $80              $78                  $579                    $17                  $23

Scudder Latin America Fund

For fiscal year ended October 31, 2002

                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2002        October 31, 2002    October 31, 2002
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------


     $4,150             $1956             $23                  $105                    $23                  $3

For fiscal year ended October 31, 2001
                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2001        October 31, 2001    October 31, 2001
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

      $229                $3               $3                  $178                     $1                  $0

Scudder Pacific Opportunities Fund

For fiscal year ended October 31, 2002

                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2002        October 31, 2002    October 31, 2002
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

     $50,834           $31,519           $7,112               $3,907                  $2,375               $539

For fiscal year ended October 31, 2001
                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2001        October 31, 2001    October 31, 2001
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

     $21,521           $13,642           $2,578               $4,319                  $2,478               $485



                                       42

Scudder New Europe Fund

For fiscal year ended October 31, 2002

                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2002        October 31, 2002    October 31, 2002
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

    $528,538           $102,709         $39,985               $37,805                 $6,913              $2,598

For fiscal year ended October 31, 2001
                                                             Unpaid at               Unpaid at           Unpaid at
                                                         October 31, 2001        October 31, 2001     October 31, 2001
     Class A           Class B          Class C              Class A                 Class B              Class C
     -------           -------          -------              -------                 -------              -------

    $298,208           $58,030          $22,474               $56,733                $10,671              $4,175


For fiscal year ended October 31, 2000

                                                      Total Service Fees Paid
                                                                by              Service Fees Paid
     Class A           Class B          Class C        Distributor to Firms       by Distributor
     -------           -------          -------        --------------------       --------------

    $799,200           $90,900          $38,800              $854,000                  $20


The Scudder New Europe Fund paid $1 in administrative fees for the Institutional Class of shares and which was unpaid as of October 31, 2002.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.


Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement terminates effective September 30, 2003. Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. However, effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder New Europe Fund to the extent necessary to maintain each Fund's total administrative and operating expenses, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees and director and director counsel fees at 1.465%, 1.48% and 1.47% of Class A, Class B and Class C, respectively of Scudder Greater Europe Growth Fund, 1.75% , 1.75 % and 1.75% of Class A, Class B and Class C, respectively of Scudder Latin America Fund, 1.75%, 1.75% and 1.75% of Class A, Class B and Class C, respectively of Scudder Pacific Opportunities Fund and 1.50%, 1.50%, 1.50% and 1.50% of Class A, Class B, Class C, and Institutional Class shares respectively of Scudder New Europe Fund.

                             FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and "Distribution Services Agreements ("Distribution Agreements"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C and, Institutional Class shares (Scudder New Europe Fund only) of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder Greater Europe Growth Fund, dated September 30, 2002 were last approved by the Directors on August 12, 2002. The Distribution Agreement for Scudder New Europe Fund dated April 5, 2002 was last approved by the Directors on September 26, 2002. Each Distribution Agreement continues in effect from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.


Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreements and Rule 12b-1 plans may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.


With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

For the fiscal year ended October 31, 2002 the Rule 12b-1 distribution fees and the shareholder service fees paid were as follows:

                                                       12b-1 Fees                    Shareholder Service Fees
                                                  Class           Class                       Class          Class
Fund Name                                       B Shares         C Shares     Class A Shares   B Shares    C Shares
---------                                       --------         --------     --------------   --------    --------

Scudder Greater Europe Growth Fund                 $1,473          $2,098          $4,154        $490         $698
Scudder Latin America Fund                           $201             $25          $1,532         $67           $8
Scudder Pacific Opportunities Fund                $32,606          $7,620         $18,827     $10,879       $2,536
Scudder New Europe Fund                          $171,181         $70,563        $283,119     $55,402      $23,164


Portfolio Transactions

Brokerage


Allocations of brokerage may be placed by the Advisor or a subadvisor for the applicable Fund.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by [the/a] Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research services to the Advisor or the Fund. The term "research services", includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund or of other Funds managed by the Advisor or its affiliates. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


For the fiscal years ended  October 31,  2000,  2001 and 2002,  Scudder  Greater
Europe  Growth  Fund  paid  aggregate   brokerage   commissions  of  $4,458,855,
$4,300,070 and $2,071,603, respectively.

For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Latin America Fund paid aggregate brokerage commissions of $1,109,265, $501,972 and $516,527, respectively.

During the fiscal years ended October 31, 2000, 2001 and 2002, the New Europe Fund paid aggregate brokerage commissions of $1,183,205, $871,322 and $538,648, respectively.

For the fiscal years ended  October 31,  2000,  2001 and 2002,  Scudder  Pacific
Opportunities   Fund  paid  aggregate   brokerage   commissions  of  $1,552,111,
$1,048,465 and $491,634, respectively.

For the fiscal year ended October 31, 2002:

                                               Percentage of
                                                Transactions
                            Percentage of         Involving           Dollar Amount of      Dollar Amount of
                           Commissions Paid   Commissions Paid        Commissions Paid        Transactions
                             to Affiliated            to                to Brokers for        Allocated for
Name of Fund                    Brokers       Affiliated Brokers      Research Services     Research Services
------------                    -------       ------------------      -----------------     -----------------

Scudder Latin America Fund          0%                    0%                $352,524           $125,271,620
Scudder Pacific                     0%                    0%                $361,925           $102,803,046
Opportunities Fund
Scudder Greater Europe              0%                    0%              $1,785,772         $1,023,118,529
Growth Fund
Scudder New Europe Fund             0%                    0%                $492,264           $282,193,351


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:


                                                    2002                 2001
                                                    ----                 ----

Scudder Greater Europe Growth Fund                  89%                  104%
Scudder Latin America Fund                          22%                   20%
Scudder Pacific Opportunities Fund                  77%                  212%
Scudder New Europe Fund                             93%                   94%

Independent Accountants/Auditors and Reports to Shareholders

The financial highlights of Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Latin America Fund included in the Fund's prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting.
PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements, except for Scudder Pacific Opportunities Fund, which is audited for the semi-annual period as well as the annual period.

The financial highlights of Scudder New Europe Fund included in the Fund's prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP,200 Clarendon Street, Boston, Massachusetts 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Latin America Fund and their independent Directors.

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to Scudder New Europe Fund.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an Agreement between SFAC and each Fund, each Fund is obligated to pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.04% of such assets in excess of $150 million and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For Scudder New Europe Fund, SFAC received fees based on services provided, approximately equal to 0.10% of the average daily net assets of the Fund.

The fees have been paid by the Advisor since December 31, 2000, but will be borne by the Funds directly upon termination of the Administration Agreements on September 30, 2003.

Payments to SFAC for the fiscal year ended October 31, 2000 are as follows:

                                         Fiscal Year
Fund                                      Ended 2000
----                                      ----------

Scudder Latin America Fund                 $245,441
Scudder Pacific Opportunities Fund         $117,618
Scudder Greater Europe Growth Fund         $519,078
Scudder New Europe Fund                    $328,527


Custodian, Transfer Agent and Shareholder Service Agent

Each Fund except Scudder New Europe Fund employs Brown Brothers Harriman & Company ("The Custodian"), 40 Water Street, Boston, MA 02109, as Custodian for each Fund. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.


Scudder New Europe Fund employs State Street Bank and Trust Company ("State Street" as Custodian. State Street is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with State Street, Scudder Investments Service Company (SISC), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of State Street's duties as transfer agent and dividend paying agent.

These fees are now paid by the Advisor pursuant to the Administration Agreement.


Custodian's fee may be reduced by certain earnings credits in favor of each Fund.


Scudder Investments Service Company (SISC), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the 'Class A, B, C and I shares of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.


                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge. Class B performance information includes the effect of the maximum contingent deferred sales charge. Class C performance information includes the effect of the maximum initial sales charge and the maximum contingent deferred sales charge.


Scudder New Europe Fund. The Fund converted to open-end status and combined the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. Returns for Class M shares reflect the Fund's performance as a closed-end fund. Performance figures for Class A, B and C shares of the Fund for the period September 3, 1999 to October 31, 2002 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period February 16, 1990 to September 3, 1999 are derived from the historical performance of Class A shares (formerly, Class M), adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares, 1.00% for Class C shares and the current contingent deferred sales charge of 4% for Class B shares. Performance figures for the Institutional Class shares of the Fund prior to their commencement of sales are based upon historical performance of Class A shares (formerly, Class M) except that the effect of the Class A shares' maximum sales load is not shown because Institutional Class does not impose a sales load.

The returns in the chart below for Scudder New Europe Fund assume reinvestment of distributions at net asset value and represent both actual and adjusted past performance figures of the Class A, B and C shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Institutional Class shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of [the/a] Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of [the/a] Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

Where:
         T          =         Average Annual Total Return
         P          =         a hypothetical initial investment of $1,000
         n          =         number of years
         ERV        =         ending redeemable value: ERV is the value, at the
                              end of the applicable  period, of a hypothetical
                              $1,000 investment made at the beginning of the applicable period


       Average Annual Total Returns for the Period Ended October 31, 2002

                                         1 Year          5 Years           10 Years             Inception
                                         ------          -------           --------             ---------

Scudder Greater Europe Growth Fund
         Class A                         -22.99%           -1.86%             --                  6.34%
         Class B                         -21.40%           -1.66%             --                  6.27%
         Class C                         -19.67%           -1.66%             --                  6.16%

Scudder Latin America Fund
         Class A                         -16.23%          -7.05%          4.39%                   n/a
         Class B                         -14.45%          -6.83%          4. 19%                  n/a
         Class C                         -12.70%          -6.89%          4.08%                   n/a

Scudder Pacific Opportunities Fund
         Class A                         1.92%            -7.56%          n/a                    -4.37%
         Class B                         4.21%            -7.38%          n/a                    -4.56%
         Class C                         6.27%            -7.35%          n/a                    -4.62%

Scudder New Europe Fund
         Class A                         -23.11%          1.48%           9.05%                   n/a
         Class B                         -21.60%          1.76%           8.68%                   n/a
         Class C                         -19.86%          1.64%           8.68%                   n/a
         Institutional Class             -18.42%          2.69%           9.70%                   n/a


After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

         P          =         a hypothetical initial investment of $1,000
         T          =         average annual total return (after taxes on
                              distributions)
         n          =         number of years
         ATVD       =         ending value of a  hypothetical  $1,000  payment
                              made at the  beginning  of the 1-,  5-, or 10-year
                              periods  at the  end of the  1-,  5-,  or  10-year
                              periods (or  fractional  portion),  after taxes on
                              fund   distributions   but  not  after   taxes  on
                              redemptions

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)


                                P(1+T)^n = ATVDR


Where:

         P           =       a hypothetical initial investment of $1,000
         T           =       average annual total return (after taxes on
                             distributions and redemption)
         n           =       number of years
         ATVDR       =       ending value of a hypothetical  $1,000 payment made
                             at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Aggregate Total Returns (Before Taxes)


The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                          Aggregate Return = (ERV) - 1
                                             -----
                                               P

Where:

         P          =         a hypothetical initial investment of $1,000
         ERV        =         ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).


The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.


Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

If a Fund's fees or expenses are being waived or absorbed by the Advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.


Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may be advertised as an investment choice in Scudder's college planning program.

A Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


Each Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

                                                                                                    Compensation
            Compensation Schedule #1(1)                  Compensation Schedule #2(2)              Schedule #3(2)(3)
            ---------------------------                  ---------------------------              -----------------
                                          As a                                                                    As a
                                       Percentage                              As a                            Percentage
              Amount of                  of Net          Amount of      Percentage of Net      Amount of         of Net
             Shares Sold               Asset Value      Shares Sold        Asset Value        Shares Sold      Asset Value
             -----------               -----------      -----------        -----------        -----------      -----------

$1 million to $5 million                  1.00%     Under $15 million         0.75%        Over $15 million   0.25% - 0.50%
Over $5 million to $50 million            0.50%             --                 --                 --               --
Over $50 million                          0.25%             --                 --                 --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.


(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.


 (3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.


The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                             As a Percentage     As a Percentage of     as a Percentage of
Amount of Purchase                          of Offering Price     Net Asset Value*         Offering Price
------------------                          -----------------     ----------------         --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00**                   .00**               ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:


(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates, a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;


(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;


(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);


(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a Fund;


(j)      a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined with the exception of orders received from employer-sponsored employee benefit plans using the subaccount record keeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Flex Plans prior to October 1, 2002 will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount."

Flex Plans set up on the Flex recordkeeping system after October 1, 2002 will automatically purchase Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A shares.

Purchase of Institutional Class Shares. (Scudder New Europe Fund only) Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Institutional Class Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class Shares is $250,000. there is no minimum subsequent investment requirement for the Institutional Class Shares. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with the Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

It is our policy to offer Institutional class purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Purchase of Class C Shares. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in each fund's currently effective prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges as of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

You financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. Each Fund also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.


Institutional Class shareholders can exchange all or part of their shares for shares in another Fund up to four times in a calendar year. Exchanges are subject to the limits set forth in the prospectus.


Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends


Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.


Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases." To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds/portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, and the diversification of its assets, and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's/Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.


Dividends from domestic corporations are not expected to comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gains over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by shareholders.


Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.


So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to (subject to limitations) claim a credit or deduction on their federal income tax returns for, and to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.


If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to a Fund which will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


Investments in zero coupon securities and other discount debt obligations may cause a Fund to recognize income in excess of any cash payments received.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's/Portfolio's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on such exchange. The closing settlement time for valuing certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, is normally the close of trading on the futures exchange for those contracts, which is shortly after 4:00 p.m. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.


Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of S&P 500 and Nasdaq 100 futures contracts, closing settlement times are prior to the close of trading on the New York Stock Exchange. For S&P 500 and Nasdaq 100 futures contracts, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS


Scudder International Fund, Inc. (Scudder Latin America Fund, Scudder Pacific Opportunities Fund,

The following table presents certain information regarding the Directors and Executive Officers for the Fund as of February 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset

Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-Interested Directors

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)       President, WGBH Educational Foundation. Directorships:                 48
Director, 1990-present          American Public Television; New England Aquarium; Becton
                                Dickinson and Company (medical technology company); Mass
                                Corporation for Educational Telecommunications; The A.H.
                                Belo Company (media company); Committee for Economic
                                Development; Concord Academy; Public Broadcasting Service;
                                Boston Museum of Science
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)        President, Driscoll Associates (consulting firm); Executive            48
Director, 1987-present          Fellow, Center for Business Ethics, Bentley College;
                                formerly, Partner, Palmer & Dodge (1988-1990); Vice
                                President of Corporate Affairs and General Counsel, Filene's
                                (1978-1988). Directorships: CRS Technology (technology
                                service company); Advisory Board, Center for Business
                                Ethics, Bentley College; Board of Governors, Investment
                                Company Institute; formerly, Chairman, ICI Directors
                                Services Committee
--------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler (73)           Senior Fellow and Economic Counsellor, The Conference Board,           48
Director, 1995-present          Inc. (not-for-profit business research organization).
                                Directorships: The Harris Insight Funds (registered
                                investment companies; 22 funds overseen)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (48)               Managing Partner, Exeter Capital Partners (private equity              48
Director, 1996-present          funds). Directorships: Facts on File (school and library
                                publisher); Progressive Holding Corporation (kitchen
                                importer and distributor); Cloverleaf Transportation, Inc.
                                (trucking); K-Media, Inc. (broadcast); Natural History, Inc.
                                (magazine publisher); NASBIC (National Association of Small
                                Business Investment Companies) (trade association).
--------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)              Chairman of the Quality Control Inquiry Committee, American            48
Director, 2002-present          Institute of Certified Public Accountants (1992-1998);
                                formerly, Partner, KPMG  LLP (1958-1990). Directorships:
                                Household International (banking and finance); ISI Family of
                                Funds (registered investment companies; 4 funds overseen);
                                Kimberly-Clark Corporation (personal consumer products)
                                (1991-2000)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)     Consultant (1997-present); formerly, Director, U.S. General            48
Director, 1999-present          Accounting Office (1996-1997); Partner, Fulbright &
                                Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                                William and Flora Hewlett Foundation
--------------------------------------------------------------------------------------------------------------------


                                       72

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (59)             Managing Partner, First Light Capital (venture capital                 48
Director, 1994-present          group) (2000-present); formerly, Venture Partner, Internet
                                Capital Group (network of internet partnership companies)
                                (1993-2000). Directorships: United Way of Mass Bay; Sonesta
                                International Hotels, Inc.; Labnetics, Inc. (medical
                                equipment company); Metatomix, Inc. (database management);
                                Aberdeen Group (technology research); Northeastern
                                University Funds and Endowment Committee; Connecticut
                                College Finance Committee; Commonwealth Institute
                                (not-for-profit start-up for women's enterprises); The
                                Reference, Inc. (IT consulting for financial services)
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (66)               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               48
Director, 2002-present          formerly, President (interim) of Williams College
                                (1999-2000);  President,  certain  funds  in the
                                Deutsche  Asset   Management   Family  of  Funds
                                (formerly,   Flag  Investors  Family  of  Funds)
                                (registered  investment companies)  (1999-2000).
                                Directorships:  Yellow  Corporation  (trucking);
                                American Science & Engineering  (x-ray detection
                                equipment);  ISI  Family  of  Funds  (registered
                                investment   companies,   4   funds   overseen);
                                National    Railroad    Passenger    Corporation
                                (Amtrak);   formerly,   Chairman   and   Member,
                                National Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held
with the Corporation and        Principal Occupation(s) During Past 5 Years                   Number of Funds in
Length of Time Served^1         and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale^2,^4 (57)       Managing Director of Deutsche Bank Securities Inc. (formerly           199
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
President, 2002-present         Management (1999-present); Director and President,
                                Investment Company Capital Corp. (registered investment
                                advisor) (1996-present); Director, Deutsche Global Funds,
                                Ltd. (2000-present), CABEI Fund (2000-present), North
                                American Income Fund (2000 - present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June
                                2002-present), Montgomery Street Securities, Inc.
                                (2002-present) (registered investment companies); Vice
                                President, Deutsche Asset Management, Inc. (2000-present);
                                formerly, Director, ISI Family of Funds (registered
                                investment company; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of           n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President of
                                Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp.
                                (1995-1997); Senior Vice President of The Boston Company
                                Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)
--------------------------------------------------------------------------------------------------------------------


                                       73

Name, Age, Position(s) Held
with the Corporation and        Principal Occupation(s) During Past 5 Years                   Number of Funds in
Length of Time Served^1         and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (48)         Managing Director of Deutsche Asset Management                         n/a
Vice President and Assistant    (2002-present) and Director, Deutsche Global Funds Ltd.
Secretary, 2002-present         (2002-present); formerly, Director, Deutsche Asset
                                Management (1999-2002); Principal, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States
                                Securities and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette (40)              Vice President of Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);            n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services
                                (1992-2001); Senior Manager, Prudential Mutual Fund Services
                                (1987-1992)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present);              n/a
Treasurer, 2002-present         formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons (40)               Managing Director of Deutsche Asset Management                         n/a
Assistant Treasurer,
2000-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                         n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------------------------
Alexander Black^4,^7 (39)       Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Oliver Kratz^5,^7 (31)          Director of Deutsche Asset Management                                  n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Paul Rogers^7 (46)              Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Andrew Stubing^6,^7 (37)        Director of Deutsche Asset Management                                  n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

^2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

^3       Address: 222 South Riverside Plaza, Chicago, Illinois

^4       Address: One South Street, Baltimore, Maryland

^5       Address: 345 Park Avenue, New York, New York

^6       20 Raffles Place #27 01 Ocean Towers, Singapore

^7       Officer of Scudder International Fund, Inc. Only.

Directors' and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, eight of the Board's nine members are "Independent Directors"; that is, they are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 28 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Directors participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*; establishes Director compensation, retirement, fund ownership and other corporate governance policies and conduct periodic reviews of independent legal counsel. The members of the Committee on Independent Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Directors held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held three meetings for Greater Europe Growth Fund, three meetings for Latin America Fund and seven meetings for Pacific Opportunities Fund during the calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chair), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during each Fund's last fiscal year.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                                 Compensation
                           Compensation From                     From Scudder
                            Scudder Greater  Compensation From     Pacific       Pension or Retirement   Total Compensation
                            Europe Growth      Scudder Latin    Opportunities     Benefits Accrued as         Paid to
    Name of Director**           Fund          America Fund          Fund            Fund Expenses        Directors(4)(6)
    ------------------           ----          ------------          ----            -------------        ---------------

Henry P. Becton, Jr.            $2,538            $1,547             $804                 $0                  $170,000
Dawn-Marie Driscoll(1)          $2,725            $1,642             $829                 $0                  $180,000
Edgar R. Fiedler(5)             $2,569            $1,564             $809                 $0                  $176,397
Keith R. Fox                    $2,536            $1,545             $804                 $0                  $170,000
Louis E. Levy(2)*               $1,886            $1,156             $604                 $0                  $157,346
Jean Gleason Stromberg          $2,542            $1,549             $804                 $0                  $165,000
Jean C. Tempel                  $2,478            $1,506             $777                 $0                  $164,000
Carl W. Vogt(3)*                $1,976            $1,195             $612                 $0                  $159,846

*        Newly elected Directors, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, except Mr. Levy and Mr. Vogt, total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. For Mr. Levy and Mr. Vogt, the total includes compensation for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

 (5) Total Compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund. These amounts were borne by the Advisor.

 (6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership. Under the Corporation's Governance Procedures and Guidelines, the Independent Directors have established the expectation that within three years a Independent Director will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Director's personal investment needs. Each Interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he oversees that is suitable for his own appropriate investment needs. The following table sets forth each Director's share ownership of the Fund and all funds in the fund complex overseen by the Director as of January 31, 2003.

Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund

                                                                                               Aggregate Dollar Range
                                                                                              of Equity Securities in
                                                                                               All Funds Overseen or
                               Dollar Range of       Dollar Range of       Dollar Range of       to be Overseen by
                                Securities in         Securities in         Securities in       Directors in Scudder
                               Scudder Greater        Scudder Latin        Scudder Pacific       and Deutsche Bank
     Name of Directors        Europe Growth Fund       America Fund      Opportunities Fund      Families of Funds
     -----------------        ------------------       ------------      ------------------      -----------------

Henry P. Becton, Jr.         $10,001 - $50,000     $1 - $10,000          $1 - $10,000         Over $100,000
Dawn-Marie Driscoll          None                  None                  None                 Over $100,000
Edgar R. Fiedler             Over $100,000         $50,001 - $100,000    None                 Over $100,000
Keith Fox                    $10,001 - $50,000     $10,001 - $50,000     $10,001 - $50,000    Over $100,000
Richard T. Hale              None                  None                  None                 Over $100,000
Louis E. Levy                None                  None                  None                 Over $100,000
Jean Gleason Stromberg       $1 - $10,000          None                  None                 Over $100,000
Jean C. Tempel               None                  None                  None                 Over $100,000
Carl W. Vogt                 None                  None                  None                 Over $100,000

As of January 31, 2003, 13,465 shares in the aggregate, or 23.32% of the outstanding shares of Scudder Greater Europe Growth Fund, Class A were held in the name of Dean Witter, for the benefit of William D. Heller, P.O. Box 250, New York, NY 10008-0250 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 3,306 shares in the aggregate, or 22.04% of the outstanding shares of Scudder Greater Europe Growth Fund, Class B were held in the name of A.G. Edwards & Sons, Inc., for the benefit of Anne Catherine Alcyone, St. Louis, MI 63103 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 2,972 shares in the aggregate, or 19.81% of the outstanding shares of Scudder Greater Europe Growth Fund, Class B were held in the name of PaineWebber, for the benefit of Katherine and William Smoot, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 2,772 shares in the aggregate, or 18.48% of the outstanding shares of Scudder Greater Europe Growth Fund, Class B were held in the name of Scudder Trust Company, Trustee for Slotnick, Shapiro & Crocker, LLP, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 8,805 shares in the aggregate, or 54.69% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Scudder Trust Company, Custodian for Katherine Gorten, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 884 shares in the aggregate, or 5.49% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Craig and Jonna Hennager, 83813 510th Street, Buffalo Lake, MN 55314 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 841 shares in the aggregate, or 5.22% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Southwest Securities, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,582 shares in the aggregate, or 9.83% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 207 shares in the aggregate, or 9.35% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Phyllis Miley, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 455 shares in the aggregate, or 20.54% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Legg Mason Wood Walker, Inc., P.O. Box 1476, Baltimore, MD 21203 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 228 shares in the aggregate, or 10.28% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Scudder Trust Company, for the benefit of June Touchette, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 373 shares in the aggregate, or 16.85% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Paracare Association of Palm Beach Deferred Compensation Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares. As of January 31, 2003, 193 shares in the aggregate, or 8.70% of the outstanding shares of Scudder Latin

America Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Julio Guevara, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 46 shares in the aggregate, or 12.39% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 24 shares in the aggregate, or 6.57% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Sally Kjos, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 105 shares in the aggregate, or 28.20% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Scudder Trust Company, for the benefit of David White, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 100 shares in the aggregate, or 26.83% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Osbourne Group Inc. 401(k) Plan, for the benefit of Paul Lorkowski, 11548 Charleston Parkway, Fishers, IN 46038 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 89 shares in the aggregate, or 23.88% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Carroll Health Center, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

Securities Beneficially Owned

As of January 31, 2003, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Funds.

To the best of each Fund's knowledge, as of January 31, 2003, no person owned beneficially more than 5% of each class of each Fund's outstanding shares, except as noted below.

None of the Independent Directors owned securities beneficially of the Advisor, SDI or any Person Directly or Indirectly Controlling, Controlled by or Under Common Control within the Advisor or SDI.

Scudder New Europe Fund

The following table presents certain information regarding the Directors and Officers of the Fund as of February 1, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Directors

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of   Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                  Other Directorships Held                                        Overseen
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (56)       Retired; formerly, Executive Vice President and Chief Risk               82
Director, 1999-present        Management Officer, First Chicago NBD Corporation/The First
                              National Bank of Chicago (1996-1998); Executive Vice President
                              and Head of International Banking (1995-1996). Directorships:
                              Enron Corporation (energy trading firm) (effective May 30,
                              2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank;
                              Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
-------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)         Retired; formerly, Director of Management Consulting, McNulty            82
Director, 1977-present        & Company (1990-1998); prior thereto, Executive Vice
                              President, Anchor Glass Container Corporation
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (65)        Retired; formerly, Executive Vice President, A. O. Smith                 82
Director, 1980-present        Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (56)           Distinguished Fellow, University of Illinois, Institute of               82
Director, 1999-present        Government and Public Affairs (1999-present); formerly,
                              Governor, State of Illinois (1991-1999). Directorships: Kemper
                              Insurance Companies; John B. Sanfilippo & Son, Inc.
                              (processor/packager/marketer of nuts, snacks and candy
                              products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                              distributes and markets health and beauty-care products)
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (52)          President, Cook Street Holdings (consulting); Adjunct                    82
Director, 2002-present        Professor, University of Denver; Consultant, World
             Bank/Inter-American Development Bank; formerly, Project
                              Leader, International Institute for Applied Systems Analysis
                              (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                              (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)        Retired; formerly, Chairman, Harnischfeger Industries, Inc.              82
Director, 1981-present        (machinery for the mining and paper industries) (until 2000);
                              prior thereto,  Vice Chairman and Chief  Financial
                              Officer,     Monsanto    Company    (agricultural,
                              pharmaceutical  and  nutritional/food   products);
                              Vice   President   and   Head   of   International
                              Operations, FMC Corporation (manufacturer of
                              machinery and chemicals)
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (61)      Retired; formerly, President, Hood College (1995-2000); prior            82
Director, 1995-present        thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                              Internal Revenue Service; Assistant Attorney General (Tax),
                              U.S.   Department   of   Justice.   Directorships:
                              Bethlehem   Steel  Corp.;   Federal  Mogul  Corp.;
                              Trustee, Bryn Mawr College
-------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)          Retired; Professor Emeritus of Finance, New York University,             82
Director, 1988-present        Stern School of Business (2001-present); formerly, Professor,
                              New York University Stern School of Business (1965-2001).
                              Directorships: The Wartburg Foundation; The Investment Fund
                              for Foundations; Chairman, Finance Committee of Morehouse
                              College Board of Trustees; American Bible Society Investment
                              Committee; formerly, Director of Board of Pensions,
                              Evangelical Lutheran Church in America; member of the
                              Investment Committee of Atlanta University Board of Trustees
-------------------------------------------------------------------------------------------------------------------

                                       81

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of   Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                  Other Directorships Held                                        Overseen
-------------------------------------------------------------------------------------------------------------------
William P. Sommers (69)       Retired; formerly, President and Chief Executive Officer, SRI            82
Director, 1979-present        International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical
                              information and educational service provider); Senior Vice
                              President and Director, Booz, Allen & Hamilton Inc.
                              (management consulting firm). Directorships: PSI Inc.
                              (engineering and testing firm); Evergreen Solar, Inc.
                              (develop/manufacture solar electric system engines); H2 Gen
                              (manufacture hydrogen generators); Zassi Medical Evolutions,
                              Inc. (specialists in intellectual property opportunities in medical device arena)
-------------------------------------------------------------------------------------------------------------------
John G. Weithers (69)         Retired; formerly, Chairman of the Board and Chief Executive             82
Director, 1993-present        Officer, Chicago Stock Exchange (until 1992). Directorships:
                              Federal Life Insurance Company; Chairman of the Members of the
                              Corporation and Trustee, DePaul University; formerly,
                              International Federation of Stock Exchanges; Records
                              Management Systems
-------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held                                                                  Number of Funds in
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                Other Directorships Held                                        Overseen
-----------------------------------------------------------------------------------------------------------------
Richard T. Hale^2,^3 (57)    Managing Director of Deutsche Bank Securities Inc. (formerly            199
Chairman, Director and Vice  Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present      (1999 to present); Director and President, Investment Company
                             Capital Corp. (registered investment advisor) (1996 to
                             present); Director, Deutsche Global Funds, Ltd. (2000 to
                             present), CABEI Fund (2000 to present), North American Income
                             Fund (2000 to present) (registered investment companies);
                             President, DB Hedge Strategies Fund LLC (June 2002 to
                             present), Montgomery Street Securities, Inc. (2002 to present)
                             (registered investment companies); Vice President, Deutsche
                             Asset Management, Inc. (2000 to present); formerly, Director,
                             ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
-----------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^2(44) Managing Director of Deutsche Asset Management; President of            82
Director and President,      Scudder Investor Services Corp. (1999-present); President of
2001-present                 Scudder Service Corp. (2000-present); President of Scudder
                             Financial Services, Inc. (1999-present); Vice President of
                             Scudder Distributors, Inc. (2000-present); formerly, Executive
                             Vice President of Dreyfus Service Corp. (1995-1997); Senior
                             Vice President of The Boston Company Advisors (1991-1995).
                             Directorships: Trustee, Crossroads for Kids (serves at-risk children)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (57)       Director of Deutsche Asset Management                                   n/a
Vice President and
Assistant Secretary,
1986-present
-----------------------------------------------------------------------------------------------------------------


                                       82


Name, Age, Position(s) Held                                                                  Number of Funds in
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                Other Directorships Held                                        Overseen
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^3 (48)      Managing Director of Deutsche Asset Management (2002-present)           n/a
Vice President and           and Director, Deutsche Global Funds Ltd. (2002-present);
Assistant Secretary,         formerly, Director, Deutsche Asset Management (1999-2002);
2002-present                 Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                             Securities Inc.) (1998-1999); Assistant General Counsel,
                             United States Securities and Exchange Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy^4 (39)        Vice President of Deutsche Asset Management (2001-present);             n/a
Vice President, 2002-present formerly, Director, John Hancock Signature Services
                             (1992-2001); Senior Manager, Prudential Mutual Fund Services
                             (1987-1992)
-----------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^4 (45)      Director of Deutsche Asset Management (April 2000-present);             n/a
Treasurer, 2002-present      formerly, Vice President and Department Head, BT Alex. Brown
                             Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                             Senior Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------
Brenda Lyons^4 (40)          Managing Director of Deutsche Asset Management                          n/a
Assistant Treasurer,
1998-present
-----------------------------------------------------------------------------------------------------------------
John Millette^4 (40)         Vice President of Deutsche Asset Management                             n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson^4 (40)      Managing Director of Deutsche Asset Management                          n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Alexander Black^5 (39)       Managing Director of Deutsche Asset Management                          n/a
Vice President, 2002-present
-----------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Fund.

^3       Address: One South Street, Baltimore, Maryland

^4       Address: Two International Place, Boston, Massachusetts

^5       Address: One Appold Street, London, England

Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Directors' Responsibilities. The officers of the Corporation manage the Fund's day-to-day operations under the direction of the Corporation's Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Corporation's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees.  The Fund's Board has the following committees:

Audit Committee: This Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent accountants regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Corporation's Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 8 meetings during the calendar year 2002.

Nominating and Governance Committee: This Committee, which consists entirely of Non-interested Directors seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley
D. Peterson. The Nominating and Governance Committee held 5 meetings during the calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Corporation.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, and William F. Glavin, Jr. The Corporation's Valuation Committee held 6 meetings during the calendar year 2002.

Operations Committee: This Committee oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 10 meetings during the calendar year 2002.

Equity Oversight Committee: This Committee oversees investment activities of a Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chairman), Lewis A. Burnham, John G. Weithers. The Equity Oversight Committee held 4 meetings during the calendar year 2002.

Remuneration. Each Non-interested Director receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Directors serve as board members of various other funds advised by the Advisor which may have different fee schedules. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services.

The Boards of Directors of the Corporation established a deferred compensation plan for the Non-interested Directors ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Corporation, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, Mr. Dunaway previously elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares, if any, are reflected below in the table describing the Director's share ownership.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Non-interested Directors are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Director from the Corporation and aggregate compensation from the fund complex during the calendar year2002.

                                Compensation from       Pension or Retirement      Total Compensation
                               Scudder New Europe        Benefits Accrued as     Paid to Directors from
Name of Director                      Fund              Part of Fund Expenses      Fund Complex(4)(5)
----------------                      ----              ---------------------      ------------------

John W. Ballantine                    $2,637                     $0                      $225,470
Lewis A. Burnham                      $2,161                     $0                      $196,060
Donald L. Dunaway(1)                  $2,641                     $0                      $225,370
James R. Edgar(2)                     $2,080                     $0                      $183,770
Paul K. Freeman*                      $1,392                     $0                      $124,198
Robert B. Hoffman                     $2,045                     $0                      $187,210
Shirley D. Peterson (3)               $2,166                     $0                      $206,010
Fred B. Renwick                       $2,338                     $0                      $199,280
William P. Sommers                    $2,201                     $0                      $196,110
John G. Weithers                      $2,391                     $0                      $211,230

*        Newly elected Director, effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $3,092.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson in her role as Lead Director.

(4) For each Director, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 82 funds/portfolios. Each Director, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 82 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the boards of 34 DeAM trusts/corporations comprised of 93 funds/portfolios. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 93 funds/corporations.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs. Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar, $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070 for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers. These meeting fees were borne by the Advisor.

Director Fund Ownership. The following table sets forth each Director's share ownership of the Fund by the Directors as of January 31, 2003.

Scudder New Europe Fund

                                                                          Aggregate Dollar Range of Equity
                                          Dollar Range of Equity          Securities in All Funds Overseen by the
                                          Securities in Scudder New       Directors/Directors in Scudder
Name of Director                          Europe Fund                     and Deutsche Bank Families of Funds
----------------                          -----------                     -----------------------------------

John W. Ballantine                          Over $100,000                       Over $100,000
Lewis A. Burnham                            None                                Over $100,000
Donald L. Dunaway*                          None                                Over $100,000
James R. Edgar*                             None                                $50,001 - $100,000
Paul K. Freeman                             None                                $50,001 - $100,000
William F. Glavin, Jr.                      None                                Over $100,000
Richard T. Hale                             None                                Over $100,000
Robert B. Hoffman                           None                                Over $100,000
Shirley D. Peterson                         None                                Over $100,000
Fred B. Renwick                             None                                Over $100,000
William P. Sommers                          None                                Over $100,000
John G. Weithers                            $1 - $10,000                        Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

As of January 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

As of January 31, 2003, 1,004,026 shares in the aggregate, or 7.28% of the outstanding shares of Scudder New Europe Fund, Class A were held in the name of Charles Schwab & Company, Inc., Special Custody Account, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 124 shares in the aggregate, or 100% of the outstanding shares of Scudder New Europe Fund, Institutional Class were held in the name of SSC Investment Corporation, 222 South Riverside Plaza, Chicago, IL 60606 who may be deemed to be the beneficial owner of certain of these shares.


Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin:             Vice President and Director
Caroline Pearson:              Secretary
Phillip J. Collora:            Assistant Secretary

Directors' Responsibilities. The officers of the Corporation manage each Fund's day-to-day operations under the direction of the Corporation's Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each Fund. A majority of the Corporation's Board members are not affiliated with the Advisor.

                                FUND ORGANIZATION

Organizational Description


Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of Scudder International Fund, Inc. consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder International Fund is further divided into seven classes of shares, Class AARP, Class S, Barrett International Shares, Class A (formerly known as Class R Shares), Class B, Class C, and Class I shares.
Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Emerging Markets Growth Fund are each divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Scudder Latin America Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M.


Scudder New Europe Fund was organized as a Maryland corporation on November 22, 1989. The Corporation began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the Corporation's shareholders approved the conversion of the Corporation to an open-end investment company. As a result of the conversion and the reorganization with Kemper Europe Fund, the Corporation changed its name to "Kemper New Europe Fund, Inc." and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares automatically converted to Class A shares on September 3, 2000. Currently, the Corporation's only series, Scudder New Europe Fund, offers four classes of shares. These are Class A, Class B, Class C and Institutional Class shares, which have different expenses, which may affect performance. Class M shares of the Fund are no longer offered. On May 29, 2001 Kemper New Europe Fund, Inc. changed its name to Scudder New Europe Fund, Inc.


The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in this SAI and in each Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Incorporation, as amended, and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of the stockholders holding a majority of the outstanding shares that entitle its holders to cast votes for the election of directors.

The Directors of each Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of a Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of each Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, each Corporation's Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

Each Corporation's  Board of Directors  supervises its Funds'  activities.  Each
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for its Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by a Corporation's Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Shares of each Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Fund, together with the Reports of Independent Accountants for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund, Report of Independent Auditors for Scudder New Europe Fund, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds each dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The CUSIP numbers of the classes are:

Scudder Greater Europe Growth Fund, Class A: 811165-695.

Scudder Greater Europe Growth Fund, Class B: 811165-687.

Scudder Greater Europe Growth Fund, Class C: 811165-679.

Scudder Latin America Fund, Class A: 811165-737.

Scudder Latin America Fund, Class B: 811165-729.

Scudder Latin America Fund, Class C: 811165-711.

Scudder New Europe Fund, Class A: 811189-108

Scudder New Europe Fund, Class B: 811189-207

Scudder New Europe Fund, Class C: 811189-306

Scudder Pacific Opportunities Fund, Class A: 811165-661.

Scudder Pacific Opportunities Fund, Class B: 811165-653.

Scudder Pacific Opportunities Fund, Class C: 811165-646.

Each Fund has a fiscal year ending October 31.

This Statement of Additional Information contains the information of Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder New Europe Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.


The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        SCUDDER INTERNATIONAL FUND, INC.


                       Scudder Greater Europe Growth Fund

                           Scudder Latin America Fund

                       Scudder Pacific Opportunities Fund



                             Class AARP and Class S















                       STATEMENT OF ADDITIONAL INFORMATION


                                February 7, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class AARP and Class S prospectus for the Scudder
Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund (each a "Fund" and collectively, the "Funds), dated February 7, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated October 31, 2002, accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                       Page

INVESTMENT RESTRICTIONS...................................................1

INVESTMENT POLICIES AND TECHNIQUES........................................5


MANAGEMENT OF THE FUNDS..................................................24
   Investment Advisor....................................................24
   Administrative Agreement..............................................32

FUND SERVICE PROVIDERS...................................................33
   Principal Underwriter.................................................33
   Independent Accountants and Reports to Shareholders...................34
   Legal Counsel.........................................................34
   Fund Accounting Agent.................................................34
   Custodian.............................................................35
   Transfer Agent........................................................35

PORTFOLIO TRANSACTIONS...................................................36
   Brokerage.............................................................36

PERFORMANCE..............................................................38

PURCHASE AND REDEMPTION OF SHARES........................................41

TAXES....................................................................48

NET ASSET VALUE..........................................................50

OFFICERS AND DIRECTORS...................................................51

FUND ORGANIZATION........................................................59

FINANCIAL STATEMENTS.....................................................61

ADDITIONAL INFORMATION...................................................61

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end investment management company.


A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended, (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.


As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of Scudder International Fund, Inc. (the "Corporation") have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(g) lend portfolio securities in an amount greater than 5% of its total assets; and

(h)      invest in companies for the purpose of exercising management or control


Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund are each a diversified series of Scudder International Fund, Inc.. Scudder Latin America Fund offers six classes of shares: Class AARP, Class S, Class A, Class B, Class C, and Class M shares. (Class M shares have been created especially for former shareholders of The Argentina Fund, Inc. and are not available to new investors.) Scudder Greater Europe Growth Fund and Scudder Pacific Opportunities Fund each offer five classes of shares: Class AARP, Class S, Class A, Class B and Class C. Each class has its own important features and policies. Only Class AARP and Class S are offered herein. Shares of Class AARP are especially designed for members of AARP.

Changes  in  portfolio   securities   are  made  on  the  basis  of   investment
considerations and it is against the policy of management to make changes for trading purposes.


Scudder Greater Europe Growth Fund

Greater Europe Growth Fund will invest, under normal market conditions, at least 80% of its total assets plus the amount of any borrowings for investment purposes in the equity securities of European companies. The Fund defines a European company as follows:

o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund intends to allocate its investments among at least three countries at all times.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's or below BBB by S&P. Such securities may be in default with respect to payment of principal or interest.

When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

Scudder Latin America Fund


To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in Latin America common stocks and other equities. Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:


o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.


The Fund may invest up to 20% of its net assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder Pacific Opportunities Fund

The Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in the equity securities of Pacific Basin companies. Pacific Basin countries include
Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

The Fund defines securities of Pacific Basin companies as follows:

o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

The Fund may invest up to 20% of its total assets in foreign and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or, if unrated, of equivalent quality as determined by the Advisor. Should the rating of a security in the Fund's portfolio be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Under normal market conditions, the Fund may invest up to 20% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Advisor seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities and convertible securities, illiquid securities, reverse repurchase agreements and may engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.


Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.


Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While the Funds each offer the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. Each Fund is designed as a long-term investment and not for short-term trading purposes. None of the Funds, nor the Funds together should be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. Each Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


The Corporation's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board.


Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a Fund's participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Funds against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Funds to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


When-Issued Securities. The Funds may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.

Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors/trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The present investment management agreements, each dated April 5, 2002, for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder
Pacific Opportunities Fund were last approved by the Directors on August 12, 2002(each an "Agreement" and collectively the "Agreements"). The Agreements had an initial term ending September 30, 2002 and shall continue by its terms from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the respective Fund.

Board Consideration in Connection with Annual Renewal of Investment Management Agreements for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund

The Directors approved the continuation of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund's current investment management agreements in August 2002 and the Directors approved the continuation of Scudder New Europe Fund's current investment management agreement in September 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of each Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.


Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.


Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $5,927,697, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $10,900,277, which was equivalent to an annual effective rate of 0.99% of the Fund's average daily net assets.

Prior to October 2, 2000, the Fund paid the Advisor a fee equal to 1.00% of the Fund's first $1 billion average daily net assets, and 0.90% of such assets in excess of $1 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2000, the Advisor imposed management fees of $14,443,770.

Scudder Latin America Fund

Scudder Latin America Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $4 million of the Fund's average daily net assets and 1.15% of such net assets in excess of $4 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $3,883,336, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $4,721,480, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the year ended October 31, 2000, the Advisor imposed management fees of $6,323,367.

Scudder Pacific Opportunities Fund

Scudder Pacific Opportunities Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $2.5 million of the Fund's average daily net assets, 0.82 % of the next $7.5 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets, 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $762,876, which was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

For the services effective on May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 0.850% of the first $250 million of the Fund's average daily net assets, 0.820% of such assets up to $1.0 billion of average daily net assets, 0.800% of such assets up to $2.5 billion of average daily net assets, 0.780% of such assets up to $5.0 billion of average daily net assets, 0.750% of such assets up to $7.5 billion of average daily net assets, 0.740% of such assets up to $10.0 billion of average daily net assets, 0.730% of such net assets up to $12.5 billion of average daily net assets, and 0.720% of such assets exceeding $12.5 billion of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $921,936, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Prior to May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 1.10% of the first $500 million of the Fund's average daily net assets, and 1.05% of such assets exceeding $500 million of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid

For the year ended October 31, 2000, the Advisor imposed management fees of $1,789,220.

Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.


Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of AARP trademark and services relating to investments by AARP members in AARP Class shares of each Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP

Classes of all Funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows:
0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Subadvisor -- Scudder  Pacific  Opportunities  Fund.  Deutsche Asset  Management
(Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01, Ocean Towers Singapore, an affiliate of the Advisor, is the sub-advisor for the Scudder Pacific
Opportunities Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DeAM Asia has served as sub-advisor to the Fund since April 8, 2002.


Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of each Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of Sub-Advisor in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund investment management agreement.


The Advisor DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.385% of the Fund average weekly net assets.



Subadvisor -- Scudder Greater Europe Growth Fund. Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Greater Europe Growth Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement


Effective December 14, 2001 the Funds have entered into an Amended and Restated Administrative Services Agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.35%% for Class S and 0.35%% for Class AARP, respectively for Latin America Fund and Pacific
Opportunities Fund and 0.235% for Class S and 0.235% for Class AARP, respectively for Greater Europe Growth Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.



Administrative services fees paid by each Fund are set forth below:

Scudder Greater Europe Growth Fund                                                         Unpaid at October 31,
                                                       Unpaid at October 31, 2002                   2002
        Class AARP                  Class S                   Class AARP                          Class S
        ----------                  -------                   ----------                          -------

          $10,933                 $2,203,897                      $649                            $136,233


                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $11,909                 $4,117,599                     $1,070                          $247,993

Scudder Latin America Fund

                                                       Unpaid at October 31, 2002       Unpaid at October 31, 2002
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $1,474                  $1,925,109                      $92                            $103,291

                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

           $943                   $2,459,838                      $99                            $147,717

Scudder Pacific Opportunities Fund

                                                       Unpaid at October 31, 2002       Unpaid at October 31, 2002
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $1,032                   $498,765                       $95                             $32,221



                                       32

                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------
           $406                    $564,913                       $44                             $33,046


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.


The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund are not borne by the Advisor under the Administrative Agreement, such as organizational expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term ending September 30, 2003, subject to earlier termination by each Fund's Board. The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund to the extent necessary to maintain each Fund's total operating expenses, at 1.455% and 1.455% of Class AARP and Class S, respectively of Scudder Greater Europe Growth Fund, 1.75% and 1.75% of Class AARP and Class S, respectively of Scudder Latin America Fund and 1.75% and 1.75% of Class AARP and Class S, respectively of Scudder Pacific Opportunities Fund. As in the case of the Administration Agreement, these limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).


                             FUND SERVICE PROVIDERS


Principal Underwriter

The Corporation, on behalf of each Fund has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated April 5, 2002 and was last approved by the Directors on August 12, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.


The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.




Although the Class AARP and Class S shares of the Funds do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.


The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Accountants and Reports to Shareholders


The financial highlights of each Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements, except for Scudder Pacific Opportunities Fund, which are audited for the semi-annual period as well as the annual period.


Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund and such Funds' Independent Directors.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between SFAC and each Fund, each Fund is obligated to pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

These fees have been paid by the Advisor since December 31, 2000, but will be borne by the Funds directly upon termination of the Administrative Agreements on September 30, 2003.

Prior to the implementation of the Administrative Agreement, payments to SFAC were as follows:

For the fiscal years ended October 1999 and prior to October 2, 2000, Greater Europe Growth Fund incurred charges of $507,241 and $519,078, respectively.

For the fiscal years ended October 1999 and prior to October 2, 2000, Latin America Fund incurred charges of $263,036 and $245,441, respectively.

For the fiscal years ended October 1999 and prior to October 2, 2000, Pacific Opportunities Fund incurred charges of $114,817 and $117,618, respectively.


Custodian


Each Fund employs Brown Brothers Harriman & Company, ("The Custodian") 40 Water Street, Boston, MA 02109, as Custodian. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

The custodian's fee may be reduced by certain earnings credits in favor of each Fund.


Transfer Agent


Scudder Service Corporation ("Service Corporation" or "SSC"), P.O. Box 219735, Kansas City, Missouri 64121-9735, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to an agreement between each Fund and Service Corporation, each Fund is obligated to pay Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

These fees have been paid by the Advisor pursuant to the Administrative Agreement since October 2, 2000, but will be borne by the Funds directly following termination of the Administrative Agreements on September 30, 2003.

Pursuant to an agency agreement between SSC and DST Systems, Inc. ("DST") effective January 15, 2003, DST will perform shareholder servicing functions for each class of each Fund.


Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to Scudder Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the Administration Agreements, each Fund paid Scudder Trust Company an annual fee of $29 per shareholder account.

                             PORTFOLIO TRANSACTIONS

Brokerage


Allocations of brokerage may be placed by the Advisor or by a subadvisor.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term "research services", includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund or of other Funds managed by the Advisor or its affiliates. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Greater Europe Growth Fund paid total aggregate brokerage commissions of $4,458,855, $4,300,070 and $2,071,603, respectively. For the fiscal year ended October 31, 2001, $2,105,719 (48.97%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $2,509,107,256 of which $1,154,953,013 (46.03%) of all brokerage transactions were transactions which included research commissions.

For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Latin America Fund paid total aggregate brokerage commissions of $1,109,265, $501,972 and $516,527, respectively. For the fiscal year ended October 31, 2001, $246,289 (49.06%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $199,961,327 of which $91,779,314 (45.90%) of all brokerage transactions were transactions which included research commissions.

For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Pacific Opportunities Fund paid total aggregate brokerage commissions of $1,552,111, $1,048,465 and $991,634, respectively. For the fiscal year ended October 31, 2001, $396,554 (37.82%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $332,975,953 of which $133,450,671 (40.08%) of all brokerage transactions were transactions which included research commissions.




                                                             Percentage of
                                                             Transactions
                                          Percentage of        Involving        Dollar Amount of     Dollar Amount of
                                        Commissions Paid   Commissions Paid   Commissions Paid to      Transactions
                                          to Affiliated      to Affiliated        Brokers for         Allocated for
Name of Fund                                 Brokers            Brokers        Research Services    Research Services
------------                                 -------            -------        -----------------    -----------------


Scudder Greater Growth Fund                    0%                 0%               $1,785,772         $1,023,118,529

Scudder Latin America Fund                     0%                 0%                $352,524           $125,271,620

Scudder Pacific Opportunities Fund             0%                 0%                $361,925           $102,803,046


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:


                 Fund                                    2002                                   2001
                 ----                                    ----                                   ----

Greater Europe Growth Fund                                89%                                   104%
Latin America Fund                                        22%                                    20%
Pacific Opportunities Fund                                77%                                   212%


                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of [the/a] Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of [the/a] Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

         T              =     Average Annual Total Return
         P              =     a hypothetical initial investment of $1,000
         n              =     number of years
         ERV            =     ending redeemable value: ERV is the value, at the
                              end of the applicable  period, of a
                              hypothetical $1,000 investment made at the beginning of the applicable period


       Average Annual Total Returns for the Period Ended October 31, 2002


                                                   1 Year            5 Years         10 Years        Life of Fund
                                                   ------            -------         --------        ------------


Scudder Greater Europe Growth Fund
Class AARP                                         -18.10%             n/a             n/a             -22.46%
Class S                                            -18.09%           -0.42%            n/a              7.42%

Scudder Latin America Fund
Class AARP                                         -10.83%             n/a             n/a             -14.88%
Class S                                            -10.89%           -5.68%           5.31%              n/a

Scudder Pacific Opportunities Fund
Class AARP                                          8.54%              n/a             n/a             -13.89%
Class S                                             6.22%            -6.54%            -n/a             -3.70%


After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

         P              =     a hypothetical initial investment of $1,000
         T              =     average annual total return (after taxes on
                              distributions)
         n              =     number of years
         ATVD           =     ending value of a  hypothetical  $1,000  payment
                              made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions


       Average Annual Total Returns (After Taxes on Distributions) for the
                         Period Ended December 31, 2002

                                                  1 Year             5 Years           10 Years       Life of Fund
                                                  ------             -------           --------       ------------

Scudder Greater Europe Growth Fund
Class S                                           -21.15%            -1.66%              n/a             7.29%

Scudder Latin America Fund
Class S                                           -18.42%            -7.34%             4.43%             n/a

Scudder Pacific Opportunities Fund
Class S                                           -8.63%             -4.44%             -3.53%            n/a

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

 Average Annual Total Returns (After Taxes on Distributions and Redemption) for
                       the Period Ended December 31, 2002


                                 P(1+T)^n = ATVDR

Where:

         P              =    a hypothetical initial investment of $1,000
         T              =    average annual total return (after taxes on
                             distributions and redemption)
         n              =    number of years
         ATVDR          =    ending value of a hypothetical  $1,000 payment
                             made at the beginning of the 1-, 5-, or
                             10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1
                                              ---
                                               P

Where:

         P          =         a hypothetical initial investment of $1,000
         ERV        =         ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).


The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.


Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.


If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.


A Fund may be advertised as an investment choice in Scudder's college planning program.

A Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application.

In addition, Class S shares of the Funds are generally not available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit-sharing plans.

4. Any participant who owned Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that had an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that had an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

10. Scudder Investor Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, SSC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.




QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Funds or the Advisor and its affiliates. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.


Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the
Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.



Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The

Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year [each/the] Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets and the distribution of its income. Each fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or business. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.


Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

So long as more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to (subject to limitations) claim a credit or deduction on their federal income tax returns for, and to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.

If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to a Fund which will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's/Portfolio's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on such exchange. The closing settlement time for valuing certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, is normally the close of trading on the futures exchange for those contracts, which is shortly after 4:00 p.m. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS

International Fund, Inc.


The following table presents certain information regarding the Directors and Executive Officers for the Fund as of February 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-inerested Directors

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Henry P. Becton, Jr. (59)       President, WGBH Educational Foundation. Directorships:                 48
Director, 1990-present          American Public Television; New England Aquarium; Becton
                                Dickinson and Company (medical technology company); Mass
                                Corporation for Educational Telecommunications; The A.H.
                                Belo Company (media company); Committee for Economic
                                Development; Concord Academy; Public Broadcasting Service;
                                Boston Museum of Science

--------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (56)        President, Driscoll Associates (consulting firm); Executive            48
Director, 1987-present          Fellow, Center for Business Ethics, Bentley College;
                                formerly, Partner, Palmer & Dodge (1988-1990); Vice
                                President of Corporate Affairs and General Counsel, Filene's
                                (1978-1988). Directorships: CRS Technology (technology
                                service company); Advisory Board, Center for Business
                                Ethics, Bentley College; Board of Governors, Investment
                                Company Institute; formerly, Chairman, ICI Directors
                                Services Committee

--------------------------------------------------------------------------------------------------------------------

Edgar R. Fiedler (73)           Senior Fellow and Economic Counsellor, The Conference Board,           48
Director, 1995-present          Inc. (not-for-profit business research organization).
                                Directorships: The Harris Insight Funds (registered
                                investment companies; 22 funds overseen)

--------------------------------------------------------------------------------------------------------------------

Keith R. Fox (48)               Managing Partner, Exeter Capital Partners (private equity              48
Director, 1996-present          funds). Directorships: Facts on File (school and library
                                publisher); Progressive Holding Corporation (kitchen
                                importer and distributor); Cloverleaf Transportation Inc.
                                (trucking); K-Media, Inc. (broadcast); Natural History, Inc.
                                (magazine Publisher); NASBIC (National Association of Small
                                Business Investment Companies) (trade association)

--------------------------------------------------------------------------------------------------------------------

Louis E. Levy (70)              Chairman of the Quality Control Inquiry Committee, American            48
Director, 2002-present          Institute of Certified Public Accountants (1992-1998);
                                formerly, Partner, KPMG LLP (1958-1990). Directorships:
                                Household International (banking and finance); ISI Family of
                                Funds (registered investment companies; 4 funds overseen);
                                Kimberly-Clark Corporation (personal consumer products)
                                (1991-2000)

--------------------------------------------------------------------------------------------------------------------

Jean Gleason Stromberg (59)     Consultant (1997-present); formerly, Director, U.S. General            48
Director, 1999-present          Accounting Office (1996-1997); Partner, Fulbright &
                                Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                                William and Flora Hewlett Foundation

--------------------------------------------------------------------------------------------------------------------

Jean C. Tempel (59)             Managing Partner, First Light Capital (venture capital                 48
Director, 1994-present          group) (2000-present); formerly, Venture Partner, Internet
                                Capital Group (network of internet partnership companies)
                                (1993-2000). Directorships: United Way of Mass Bay; Sonesta
                                International Hotels, Inc.; Labnetics, Inc. (medical
                                equipment company); Metatomix, Inc. (database management);
                                Aberdeen Group (technology research); Northeastern
                                University Funds and Endowment Committee; Connecticut
                                College Finance Committee; Commonwealth Institute
                                (not-for-profit start-up for women's enterprises); The
                                Reference, Inc. (IT consulting for financial services)

--------------------------------------------------------------------------------------------------------------------

                                       52


Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (66)               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               48
Director, 2002-present          formerly, President (interim) of Williams College
                                (1999-2000);  President,  certain  funds  in the
                                Deutsche  Asset   Management   Family  of  Funds
                                (formerly,   Flag  Investors  Family  of  Funds)
                                (registered  investment companies)  (1999-2000).
                                Directorships:  Yellow  Corporation  (trucking);
                                American Science & Engineering  (x-ray detection
                                equipment);  ISI  Family  of  Funds  (registered
                                investment   companies,   4   funds   overseen);
                                National    Railroad    Passenger    Corporation
                                (Amtrak);   formerly,   Chairman   and   Member,
                                National Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Richard T. Hale^2,^4 (57)       Managing Director of Deutsche Bank Securities Inc. (formerly           199
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
President, 2002-present         Management (1999-present); Director and President,
                                Investment Company Capital Corp. (registered investment
                                advisor) (1996-present); Director, Deutsche Global Funds,
                                Ltd. (2000-present); CABEI Fund (2000-present); North
                                American Income Fund (2000-present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June
                                2002-present); Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President,
                                Deutsche Asset Management, Inc. (2000-present); formerly,
                                Director, ISI Family of Funds (registered investment
                                company; 4 funds overseen) (1992-1999)

--------------------------------------------------------------------------------------------------------------------

William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of           n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President of
                                Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp.
                                (1995-1997); Senior Vice President of The Boston Company
                                Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)

--------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch^4 (48)         Managing Director of Deutsche Asset Management                         n/a
Vice President and Assistant    (2002-present) and Director, Deutsche Global Funds Ltd.
Secretary, 2002-present         (2002-present); formerly, Director, Deutsche Asset
                                Management (1999-2002); Principal, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States
                                Securities and Exchange Commission (1993-1998)

--------------------------------------------------------------------------------------------------------------------

John Millette (40)              Vice President of Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present

--------------------------------------------------------------------------------------------------------------------

                                       53

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);            n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services
                                (1992-2001); Senior Manager, Prudential Mutual Fund Services
                                (1987-1992)

--------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present);              n/a
Treasurer, 2002-present         formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)

--------------------------------------------------------------------------------------------------------------------

Brenda Lyons (40)               Managing Director of Deutsche Asset Management                         n/a
Assistant Treasurer,
2000-present

--------------------------------------------------------------------------------------------------------------------

Caroline Pearson (40)           Managing Director of Deutsche Asset Management                         n/a
Assistant Secretary,
1997-present

--------------------------------------------------------------------------------------------------------------------

Alexander Black (39)^4,^7       Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002 - present

--------------------------------------------------------------------------------------------------------------------

Oliver Kratz (31)^5,^7          Director of Deutsche Asset Management                                  n/a
Vice President, 2002 - present

--------------------------------------------------------------------------------------------------------------------

Paul Rogers (46)^7              Senior Vice President of Deutsche Asset Management                     n/a
Vice President, 2001 - present

--------------------------------------------------------------------------------------------------------------------

Andrew Stubing (37)^6,^7        Director of Deutsche Asset Management                                  n/a
Vice President, 2002 - present

--------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Director was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

^2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

^3       Address: 222 South Riverside Plaza, Chicago, Illinois

^4       Address: One South Street, Baltimore, Maryland

^5       Address: 345 Park Avenue, New York, New York

^6       20 Raffles Place #27-01 Ocean Towers, Singapore

^7       Officer  of  Scudder  International  Fund,  Inc.   only.

Director's and Officer's Role with Principal

Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 90% of the Board is comprised of Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included ten regular board meetings, four special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank AG, and three audit committee meetings. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*; establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Non-Interested Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chairwoman), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Directors held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and

Jean C. Tempel. The Valuation Committee held three meetings for Greater Europe Growth Fund, three meetings for Latin America Fund and seven meetings for Pacific Opportunities Fund meetings during the calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chairman), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during each Fund's last fiscal year.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Non-Interested Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                Compensation      Compensation         Pension or             Total
                           Compensation from    from Scudder      from Pacific     Retirement Benefits    Compensation
                            Scudder Greater     Latin America     Opportunities    Accrued as Part of       Paid to
   Name of Director**     Europe Growth Fund        Fund              Fund            Fund Expenses      Directors(4)(6)
   ----------------              -----------        ----              ----                ---------      ----------

Henry P. Becton, Jr.            $2,538             $1,547             $804                 $0               $170,000
Dawn-Marie Driscoll(1)          $2,725             $1,642             $829                 $0               $180,000
Edgar R. Fiedler(5)             $2,569             $1,564             $809                 $0               $176,397
Keith R. Fox                    $2,536             $1,545             $804                 $0               $170,000
Louis E. Levy(2)*               $1,886             $1,156             $604                 $0               $157,346
Jean Gleason Stromberg          $2,542             $1,549             $804                 $0               $165,000
Jean C. Tempel                  $2,478             $1,506             $777                 $0               $164,000
Carl W. Vogt(3)*                $1,976             $1,195             $612                 $0               $159,846


*        Newly elected Directors, effective April 8, 2002.


(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, except Mr. Levy and Mr. Vogt, total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. For Mr. Levy and Mr. Vogt, the total includes compensation for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(5) Total Compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of January 31, 2003.

                               Dollar Range of         Dollar Range of         Dollar Range of        Aggregate Dollar Range of
                             Securities Owned in     Securities Owned in     Securities Owned in    Securities Owned in All Funds
                           Scudder Greater Europe   Scudder Latin America      Scudder Pacific           in the Fund Complex
    Name of Directors            Growth Fund                 Fund             Opportunities Fund        Overseen by Directors
    -----------------            -----------                 ----             ------------------        ----------- ---------

Henry P. Becton, Jr.           $10,001-$50,000            $1-$10,000              $1-$10,000                  Over $100,000


                                       57

                               Dollar Range of         Dollar Range of         Dollar Range of        Aggregate Dollar Range of
                             Securities Owned in     Securities Owned in     Securities Owned in    Securities Owned in All Funds
                           Scudder Greater Europe   Scudder Latin America      Scudder Pacific           in the Fund Complex
    Name of Directors            Growth Fund                 Fund             Opportunities Fund        Overseen by Directors
    -----------------            -----------                 ----             ------------------        ----------- ---------

Dawn-Marie Driscoll                  None                    None                    None                     Over $100,000
Edgar R. Fiedler                Over $100,000          $50,001-$100,000              None                     Over $100,000
Keith Fox                      $10,001-$50,000         $10,001-$50,000          $10,001-$50,000               Over $100,000
Louis E. Levy                        None                    None                    None                     Over $100,000
Richard T. Hale                      None                    None                    None                     Over $100,000
Jean Gleason Stromberg            $1-$10,000                 None                    None                     Over $100,000
Jean C. Tempel                       None                    None                    None                     Over $100,000
Carl W. Vogt                         None                    None                    None                     Over $100,000

Securities Beneficially Owned

As of January 31, 2003, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Funds.

To the best of each Fund's knowledge, as of January 31, 2003, no person owned beneficially more than 5% of each class of each Fund's outstanding shares, except as noted below.

Certain accounts for which Deutsche Investment Management Americas Inc. acts as investment advisor owned 478,372 shares in the aggregate, or 21.44% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S as of January 31, 2003. Deutsche Investment Management Americas Inc. may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of January 31, 2003, 4,434,035 shares in the aggregate, or 20.31% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 1,287,247 shares in the aggregate, or 5.90% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 67,377 shares in the aggregate, or 39.09% of the outstanding shares of Scudder Greater Europe Growth Fund, Class AARP were held in the name of National Investor Services Corp.,55 Water Street, New York, NY 10041-0028 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 1,344,842 shares in the aggregate, or 9.26% of the outstanding shares of Scudder Latin America Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 964 shares in the aggregate, or 8.63% of the outstanding shares of Scudder Latin America Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Stanley and Linda Czaka, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 649,816 shares in the aggregate, or 8.30% of the outstanding shares of Scudder Pacific Opportunities Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As ofJanuary 31, 2003, 2,971 shares in the aggregate, or 13.92% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Deutsche Investment Management Americas Inc., for the benefit of Thiel Allen Kunz, Thiel Allen Family Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of

As of January 31, 2003, 1,298 shares in the aggregate, or 6.08% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Scudder Trust Company, for the benefit of Joseph E. Urbassik, IRA, 662 Bryants Camp Road, Lancaster, KY 40444-9027 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,478 shares in the aggregate, or 6.93% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Scudder Trust Company, for the benefit of Robert Damm, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.


                                FUND ORGANIZATION

Organizational Description

Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of Scudder International Fund, Inc. consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder International Fund is further divided into seven classes of shares, Class AARP, Class S, Barrett International Shares, Class A (formerly known as Class R Shares), Class B, Class C, and Class I shares.
Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Emerging Markets Growth Fund are each further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Scudder Latin America Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, Shares are offered.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.


Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of the stockholders holding a majority of the outstanding shares of the Corporation.

The Directors of each Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of a Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of each Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.
Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, each Corporation's Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

Each Corporation's  Board of Directors  supervises its Funds'  activities.  Each
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for its Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by a Corporation's

Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Shares of each Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. The Corporation's Articles of Incorporation authorize the Directors to terminate a Fund or any class by notice to shareholders without shareholder approval.




                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Accountants for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The CUSIP number of Latin America Fund Class AARP is 811165 84 4.

The CUSIP number of Latin America Fund Class S is 811165 20 8.

The CUSIP number of Pacific Opportunities Fund Class AARP is 811165 83 6.

The CUSIP number of Pacific Opportunities Fund Class S is 811165 30 7.

The CUSIP number of Greater Europe Growth Fund Class AARP is 811165 85 1.

The CUSIP number of Greater Europe Growth Fund Class S is 811165 40 6.

Each Fund has a fiscal year ending October 31.

This Statement of Additional Information contains the information of Scudder Pacific Opportunities Fund, Scudder Latin America Fund and Scudder Greater Europe Growth Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of the Corporation have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        SCUDDER INTERNATIONAL FUND, INC.
                                     PART C.

                                OTHER INFORMATION

Item 23.      Exhibits
--------      --------

                (a)                   (1)         Articles of Amendment and Restatement of the Registrant as of
                                                  January 24, 1991.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (2)         Articles Supplementary dated September 17, 1992.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (3)         Articles Supplementary dated December 1, 1992.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (4)         Articles Supplementary dated August 3, 1994.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (5)         Articles Supplementary dated February 20, 1996.
                                                  (Incorporated by reference to Exhibit 1(e) to Post-Effective
                                                  Amendment No. 46 to the Registration Statement.)

                                      (6)         Articles Supplementary dated September 5, 1996.
                                                  (Incorporated by reference to Exhibit 1(f) to Post-Effective
                                                  Amendment No. 52 to the Registration Statement.)

                                      (7)         Articles Supplementary dated December 12, 1996.
                                                  (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

                                      (8)         Articles Supplementary dated March 3, 1997.
                                                  (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

                                      (9)         Articles of Amendment dated December 23, 1997.
                                                  (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

                                      (10)        Articles Supplementary dated March 2,1998.
                                                  (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

                                      (11)        Articles Supplementary dated March 31, 1998.
                                                  (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

                                       1

                                      (12)        Articles of Transfer from Scudder Institutional Fund Inc., dated
                                                  April 3, 1998.
                                                  (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

                                      (13)        Articles Supplementary dated June 7, 1999.
                                                  (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

                                      (14)        Articles Supplementary dated March 31, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement.)

                                      (15)        Articles of Amendment dated August 11, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (16)        Articles Supplementary dated November 30, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (17)        Articles Supplementary dated November 30, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (18)        Articles Supplementary dated December 26, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (19)        Articles of Amendment dated December 26, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (20)        Articles Supplementary dated December 26, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

                                      (21)        Articles Supplementary dated December 26, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (22)        Articles Supplementary dated August 14, 2001.
                                                  (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement.)

                (b)                   (1)         Amended and Restated By-Laws of the Registrant dated March 4,
                                                  1991.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (2)         Amended and Restated By-Laws of the Registrant dated September
                                                  20, 1991.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                       2

                                      (3)         Amended and Restated By-Laws of the Registrant dated December 12,
                                                  1991.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (4)         Amended and Restated By-Laws of the Registrant dated September 4,
                                                  1996.
                                                  (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

                                      (5)         Amended and Restated By-Laws of the Registrant dated December 3,
                                                  1997.
                                                  (Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.)

                                      (6)         Amended and Restated By-Laws of the Registrant dated February 7,
                                                  2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (7)         Amended and Restated By-Laws of the Registrant dated November 13,
                                                  2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                (c)                               Inapplicable.


                (d)                   (1)         Investment Management Agreement between the Registrant, on behalf of Scudder International Fund and Deutsche Investment Management
                                                  Americas Inc. dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

                                      (2)         Research and Advisory Agreement between Deutsche Investment
                                                  Management Americas Inc. and Deutsche Asset Management Investment
                                                  Services Limited, on behalf of Scudder International Fund, dated
                                                  September 30, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the  Registration Statement.)

                                      (3)         Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Deutsche Investment
                                                  Management Americas Inc., dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the  Registration Statement.)

                                      (4)         Investment Management Agreement between the Registrant, on behalf of Scudder Latin America Fund, and Deutsche Investment Management
                                                  Americas Inc., dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the  Registration Statement.)

                                       3

                                      (5)         Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Deutsche Investment
                                                  Management Americas Inc., dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the  Registration Statement.)

                                      (6)         Investment Management Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, and Deutsche Investment
                                                  Management Americas Inc., dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the  Registration Statement.)

                                      (7)         Research and Advisory Agreement between Deutsche Investment
                                                  Management Americas Inc. and Deutsche Asset Management Investment
                                                  Services Limited, on behalf of Scudder Greater Europe Growth Fund.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

                                      (8)         Research and Advisory Agreement between Deutsche Investment
                                                  Management Americas Inc. and Deutsche Asset Management Investment
                                                  Services Limited, on behalf of Scudder Pacific Opportunities Fund.
                                                  (Filed herein.)

                (e)                   (1)         Underwriting and Distribution Services Agreement between the
                                                  Registrant and Scudder Distributors, Inc. dated April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

                                      (2)         Underwriting Agreement between the Registrant and Scudder
                                                  Distributors, Inc. dated September 30, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

                (f)                               Inapplicable.

                (g)                   (1)         Custodian Contract between the Registrant, on behalf of Scudder
                                                  Latin America Fund, and Brown Brothers Harriman & Co. dated
                                                  November 25, 1992.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (2)         Custodian Contract between the Registrant, on behalf of Scudder
                                                  Pacific Opportunities Fund, and Brown Brothers Harriman & Co.
                                                  dated November 25, 1992.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (3)         Custodian Contract between the Registrant, on behalf of Scudder
                                                  Greater Europe Growth Fund, and Brown Brothers Harriman & Co.
                                                  dated October 10, 1994.
                                                  (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

                                       4

                                      (4)         Custodian Contract between the Registrant and Brown Brothers
                                                  Harriman & Co. dated March 7, 1995.
                                                  (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

                                      (5)         Fee schedule for Exhibit (g)(4).
                                                  (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

                                      (6)         Fee schedule for Exhibit (g)(4) dated July 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (7)         Master Subcustodian Agreement between Brown Brothers Harriman &
                                                  Co. and Morgan Guaranty Trust Company of New York, Brussels
                                                  office, dated November 15, 1976.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (8)         Fee schedule for Exhibit (g)(7).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (9)         Subcustodian Agreement between Brown Brothers Harriman & Co. and
                                                  The Bank of New York, London office, dated January 30, 1979.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (10)        Fee schedule for Exhibit (g)(9).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (11)        Master Subcustodian Agreement between Brown Brothers Harriman &
                                                  Co. and The Chase Manhattan Bank, N.A., Singapore office, dated
                                                  June 9, 1980.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (12)        Fee schedule for Exhibit (g)(11).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.).

                                      (13)        Master Subcustodian Agreement between Brown Brothers Harriman &
                                                  Co. and The Chase Manhattan Bank, N.A., Hong Kong office, dated
                                                  June 4, 1979.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (14)        Fee schedule for Exhibit (g)(13).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                       5

                                      (15)        Master Subcustodian Agreement between Brown Brothers Harriman &
                                                  Co. and Citibank, N.A. New York office, dated July 16, 1981.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (16)        Fee schedule for Exhibit (g)(15).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                (h)                   (1)         Transfer Agency and Service Agreement between the Registrant and
                                                  Scudder Service Corporation dated October 2, 1989.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (2)         Fee schedule for Exhibit (h)(1).
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (3)         Service Agreement between Copeland Associates, Inc. and Scudder
                                                  Service Corporation dated June 8, 1995.
                                                  (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

                                      (4)         COMPASS and TRAK 2000 Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995.
                                                  (Incorporated by reference to Exhibit 9(c)(3) to Post-Effective
                                                  Amendment No. 47 to the Registration Statement.)

                                      (5)         Shareholder Services Agreement between the Registrant and Charles
                                                  Schwab & Co., Inc. dated June 1, 1990.
                                                  (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

                                      (6)         Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Fund
                                                  Accounting Corporation dated October 10, 1994.
                                                  (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

                                      (7)         Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Fund Accounting
                                                  Corporation dated April 12, 1995.
                                                  (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

                                      (8)         Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Latin America Fund, dated May 17, 1995.
                                                  (Incorporated by reference to Exhibit 9(e)(3) to Post-Effective
                                                  Amendment No. 47 to the Registration Statement.)

                                      (9)         Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, dated May 5, 1995.
                                                  (Incorporated by reference to Exhibit 9(e)(4) to Post-Effective
                                                  Amendment No. 47 to the Registration Statement.)

                                       6

                                      (10)        Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund dated May 8, 1996.
                                                  (Incorporated by reference to Exhibit 9(e)(5) to Post-Effective
                                                  Amendment No. 49 to the Registration Statement.)

                                      (11)        Administrative Services Agreement between Scudder International
                                                  Fund, Inc., on behalf of Scudder International Fund, and Scudder
                                                  Investors Service Company.
                                                  (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

                                      (12)        Fee schedule for Exhibit (h)(16).
                                                  (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

                                      (13)        Agency Agreement between Scudder International Fund, Inc., and
                                                  Kemper Service Company dated June 7, 1999.
                                                  (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

                                      (14)        Administrative Agreement between the Registrant on behalf of
                                                  Scudder International Fund, Inc. and Scudder Kemper Investments,
                                                  Inc. dated October 2, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (15)        Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc., dated
                                                  December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (16)        Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Pacific Opportunities Fund) and Scudder Fund
                                                  Accounting Corporation, dated November 13, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (17)        Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Latin America Fund) and Scudder Fund Accounting
                                                  Corporation, dated November 13, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (18)        Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Greater Europe Growth Fund) and Scudder Fund
                                                  Accounting Corporation, dated November 13, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                       7

                                      (19)        Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Emerging Markets Growth Fund) and Scudder Fund
                                                  Accounting Corporation, dated November 13, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (20)        Agency Agreement between the Registrant and Kemper Service
                                                  Company, dated November 13, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (21)        Shareholder Services Agreement between the Registrant, for
                                                  Classes A,B and C shares, and Kemper Distributors, Inc., dated
                                                  December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (22)        Amended and Restated Administrative Services Agreement between
                                                  Zurich Scudder Investments, Inc. and the Registrant.
                                                  (Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement.)

                                      (23)        Shareholder Services Agreement between the Registrant, for
                                                  Classes A, B and C shares, and Scudder Distributor, Inc. dated
                                                  April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (24)        Amendment No. 1 to the Transfer Agency and Service Agreement
                                                  dated June 11, 2002.  (Incorporated by reference to
                                                  Post-Effective Amendment No. 91 to the Registration Statement.)

                (i)                               Opinion of Counsel dated December 26, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

                (j)                               Report and Consent of Independent Accountants is filed herein.

                (k)                               Inapplicable.

                (l)                               Inapplicable.

                (m)                   (1)         Rule 12b-1 Plan for Scudder International Fund Classes A, B and C
                                                  shares, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (2)         Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes
                                                  A, B and C shares, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                       8

                                      (3)         Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A,
                                                  B and C shares, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (4)         Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C
                                                  shares, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (5)         Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A,
                                                  B and C shares, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                (n)                   (1)         Plan with respect to Scudder International Fund pursuant to
                                                  Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement.)

                                      (2)         Amended Plan with respect to Scudder International Fund pursuant to Rule 18f-3 dated June 7, 1999.
                                                  (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

                                      (3)         Plan with respect to Scudder Latin America Fund pursuant to
                                                  Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (4)         Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (5)         Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (6)         Plan with respect to Scudder Emerging Markets Growth Fund
                                                  pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (7)         Amended and Restated Plan with respect to Scudder International
                                                  Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (8)         Amended and Restated Plan with respect to Scudder Pacific
                                                  Opportunities Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                       9

                                      (9)         Amended and Restated Plan with respect to Scudder Latin America
                                                  Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (10)        Amended and Restated Plan with respect to Scudder Greater Europe
                                                  Growth Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (11)        Amended and Restated Plan with respect to Scudder Emerging
                                                  Markets Growth Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (12)        Amended and Restated Plan with respect to Scudder International
                                                  Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

                                      (13)        Amended and Restated Plan with respect to Scudder International
                                                  Fund pursuant to Rule 18f-3, dated December 29, 2000.
                                                  (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

                                      (14)        Amended and Restated Plan with respect to Scudder Latin America
                                                  Fund pursuant to Rule 18f-3.
                                                  (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement).

                                      (15)        Amended and Restated Plan with respect to Scudder Greater Europe
                                                  Growth Fund, Scudder Pacific Opportunities Fund and Scudder Latin
                                                  America Fund pursuant to Rule 18f-3 is filed herein.

                (p)                   (1)         Code of Ethics for Scudder Funds, as of April 5, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)
                                      (2)         Code of Ethics for Deutsche Asset Management-- U.S., effective
                                                  September 3, 2002.
                                                  (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)


Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  A policy of insurance covering Deutsche Investment Management Americas Inc., its affiliates including Scudder Distributors, Inc., and all of the registered investment companies advised by Deutsche Investment Management Americas Inc. insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article Tenth of Registrant's Articles of Incorporation state as follows:

                  TENTH:  Liability and Indemnification
                  ------  -----------------------------

                           To the fullest extent permitted by the Maryland
                  General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages. The limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to these Articles of Amendment and Restatement or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

                           The Corporation, including its successors and
                  assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required by Maryland law, including Section 2-418 of the Maryland General Corporation law, as may be amended from time to time, and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.

                           The Corporation may purchase and maintain insurance
                  on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.

                           The rights provided to any person by this Article
                  shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Amendment and Restatement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

                           Nothing in these Articles of Amendment and
                  Restatement shall be deemed to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties hereunder.

                  Article V of Registrant's Amended and Restated By-Laws states as follows:

                                    ARTICLE V
                                    ---------

                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

         SECTION 1. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former Director or officer of the Corporation, or is or was serving while a Director or officer of the Corporation at the request of the Corporation as a

Director, officer, partner, trustee, employee, agent or fiduciary or another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         SECTION 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force; provided however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking by or on behalf of the Director to repay any such advance if it is ultimately determined that he is not entitled to indemnification, and provided further that at least one of the following additional conditions is met: (1) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (2) the Corporation is insured against losses arising by reason of the advance; or (3) a majority of a quorum of Directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as amended, nor parties to the proceeding ("disinterested non-party Directors") or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         SECTION 3. Procedure. At the request of any current or former Director or officer, or any employee or agent whom the Corporation proposes to indemnify, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article V have been met; provided, however, that indemnification shall be made only following: (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of the majority of a quorum of disinterested non-party Directors or (b) an independent legal counsel in a written opinion.

         SECTION 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, in accordance with the procedures set forth in this Article V to the extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force, and to such further extent, consistent with the foregoing, as may be provided by action of the Board of Directors or by contract.

         SECTION 5. Other Rights. The indemnification provided by this Article V shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 6. Constituent, Resulting or Surviving Corporations. For the purposes of this Article V, references to the "Corporation" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, officer, employee or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under this Article V with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                               Business and Other Connections
Name                           of Board of Directors of Registrant's Advisor
----                           ---------------------------------------------
Thomas F. Eggers*              Deutsche Investment Management Americas Inc., President and CEO
Deborah Flickinger**           Deutsche Investment Management Americas Inc., Director
Thomas Hughes**                Deutsche Investment Management Americas Inc., Chairman and Director
                               Scudder Investor Services, Inc., Director and Vice President
William Schiebler**            Deutsche Investment Management Americas Inc., Director
Philip von Girsewald***        Deutsche Investment Management Americas Inc., Director

*        345 Park Avenue, New York, NY
**       280 Park Avenue, New York, NY
***      Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies funds managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum              Chief Executive Officer, President and   None
         345 Park Avenue               Director
         New York, NY 10154

         William F. Glavin             Vice President and Director              President
         Two International Place
         Boston, MA  02110-4103

                                       13

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         John W. Edwards, Jr.          Chief Financial Officer and Treasurer    None
         60 Wall St.
         New York, NY  10005

         C. Perry Moore                Chief Operating Officer and Vice         None
         222 South Riverside Plaza     President
         Chicago, IL  60606

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief Compliance      None
         Two International Place       Officer
         Boston, MA  02110-4103

         Scott B. David                Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         David Edlin                   Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy             Vice President                           Vice President
         Two International Place
         Boston, MA  02110-4103

         Johnston A. Norris            Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Philip J. Collora             Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Services Corporation, 811 Main Street, Kansas City, Missouri 64105. Records relating to shareholder services functions are maintained by Scudder Investments Service Company.

Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 5th day of February 2003.

                                           SCUDDER INTERNATIONAL FUND, INC.

                                           By       /s/William F. Glavin, Jr.

                                                    William F. Glavin, Jr.
                                                    President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                                      DATE
---------                                -----                                      ----
/s/William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.                   President (Chief Executive Officer)        February 5, 2003

/s/Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                         Treasurer (Chief Financial Officer)        February 5, 2003

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                    Director                                   February 5, 2003

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                     Director                                   February 5, 2003

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                       Director                                   February 5, 2003

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                            Director                                   February 5, 2003

/s/ Richard T. Hale
--------------------------------------
Richard T. Hale *                        Chairman and Director                      February 5, 2003

/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*                           Director                                   February 5, 2003

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                 Director                                   February 5, 2003

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                          Director                                   February 5, 2003

/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*                            Director                                   February 5, 2003

*By:     /s/Caroline Pearson
         Caroline Pearson**
         Assistant Secretary

**       Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on July 14, 2000 and Post-Effective Amendment No. 89 to the Registration Statement, as filed on November 1, 2002.

                                                                File No. 2-14400
                                                                File No. 811-642


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT No. 93

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 73

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                        SCUDDER INTERNATIONAL FUND, INC.

                        SCUDDER INTERNATIONAL FUND, INC.

                                  EXHIBIT INDEX


                                 Exhibit (d)(8)
                                   Exhibit (j)
                                 Exhibit (n)(15)